united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual
Report

December 31, 2018

t	Johnson Equity Income Fund
t	Johnson Opportunity Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Johnson Mutual Funds Trust
3777 West Fork Road   |  Cincinnati, OH   |  45247
(513) 661-3100   (800) 541-0170   fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2018

Letter from the Fund President:
December 31, 2018

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2018 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2018 as well as the relative performance compared to each Fund’s benchmark index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Review of Markets

Stocks ended 2018 with a resounding thud, dragging returns from peaks of double-digit gains into negative territory for the first time since 2008. The S&P 500 fell nearly 7% in October, and November’s 2% gain was followed by the worst December since 1946, with a loss of 9%. The full-year losses for the S&P 500 and the Dow Jones Industrial Average were still in the low-single digits thanks to gains in the first nine months. The numbers would have been worse were it not for a record-day on December 26th. The Dow notched its first-ever 1,000-point daily gain, boosting the index over 5% in a single day. The final week of the year added more than 7% to the index.

The fourth-quarter weakness was broad. Stocks fell around the globe, especially those of tech companies. Tech experienced a massive reversal after leading the market higher through September. Earlier gains helped it finish third among sectors for the full year, behind health care and utilities stocks. Cyclical stocks like energy and materials were also big losers.

Mid cap and small cap stocks were hit even harder than large cap. The Russell 2000 Index of small-cap U.S. stocks fell into bear market territory, losing more than 20% from the peak. International stocks fared even worse than the U.S., especially those of emerging markets.

For the full year, bonds were generally flat. Typically bonds would provide positive returns in a year when stocks are negative. The first nine months brought rising interest rates, which left most indices in negative territory coming into the fourth quarter. The stock market selloff led to positive returns for bonds in the fourth quarter, bringing the full-year total returns roughly to even. Municipal bonds finished with slightly positive gains for the full year.

Markets at Odds with Fundamentals

2018 will be remembered as a year when market behavior was out of step with the underlying fundamentals. The volatility spike in the fourth quarter was largely a function of a shift in investor sentiment as opposed to declines in the actual data. While the global economy is showing some signs of slowing, there is little evidence that a global recession is imminent. This is particularly true in the U.S. economy. GDP rose at the fastest pace since 2011, and economic readings are still healthy for the most part. Corporate earnings per share also grew at the fastest pace since 2011, with revenues and margins both exceeding expectations throughout the year. The divergence of market prices from earnings led to a steep drop in valuation. The price-to-earnings (PE) ratio based on next-twelve-months earnings forecasts finished 2017 at 20.0, but fell to 15.4 by the end of 2018. This divergence between prices and fundamentals is a sign of weakening investor optimism about the outlook for 2019. Investors fear the best may be behind us for the economy and stocks. At the same time, this steep drop in valuations creates room for additional gains in 2019 should fundamentals stabilize or resume their upward trend.

Investors Focused on Shifts in Policy

Adding to the concern are several shifts in the policy backdrop. The passage of tax reform in late 2017 gave a one-time boost to corporate earnings growth numbers heading into 2018. With a full year behind us, the bar will be higher for corporations to grow their earnings in the year ahead. Analysts are still predicting growth, but the rate of expansion is expected to be lower than 2018.

Fed commentary exacerbated the volatility in late 2018, as investors were on edge regarding monetary policy. Central banks worldwide have been withdrawing stimulus, and attempting to do so without causing a hard landing for the economy. The Fed raised its benchmark rate several times in 2018, but late in the year backed off some of its earlier hawkish commentary regarding 2019. This was a main reason the market leapt higher in the final week of trading.

Meanwhile, the ongoing trade negotiations continue. They have produced little in the way of landmark agreements, but the concern around this issue has decreased as both sides have shown more willingness to bend. U.S. and Chinese leaders resumed talks in the first week of the New Year.

The U.S. political drama has also picked up. The Democrats won back the House in November, and since then have locked horns with President Trump. The federal government partially shut down after a dispute over funding a border wall prevented passage of a budget bill to fund the

Letter from the Fund President: December 31, 2018
government. With Congress split, 2019 is unlikely to produce significant policy shifts, and attention is turning to the 2020 presidential election. Divided government has often proved beneficial to stocks, but political forces are unlikely to be a major driver of returns in 2019 relative to economic and earnings growth.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2018

For the year, the Johnson Equity Income Fund returned -2.68%. The Fund outperformed both the S&P 500 Index return of -4.38%.

Strong stock selection across a broad range of sectors contributed to the relative outperformance for the year, partially offset by negative overall attribution from sector allocation. Overweighted positions (as compared to the indices) in the Consumer Staples and Financials sectors, combined with an underweight position to the Information Technology sector, were the primary contributors to negative sector allocation attribution. Shifting to stock selection, positive attribution was broad-based coming from nine out of eleven sectors. Notable strong performers within the Fund in both absolute and relative terms included Abbott Laboratories, TJX Companies, Mastercard, Starbucks, Automatic Data Processing, Zoetis, and Medtronic. Notable individual stock detractors from performance included Schlumberger, Zimmer Biomet, Ingredion, Invesco, and J.M. Smucker.

It was a challenging year to manage the portfolio as market dynamics in the first half of the year posed formidable headwinds to the Fund’s relative performance. The market exhibited narrow leadership and significant outperformance by growth stocks over value stocks. Stocks characterized by the highest earnings growth, highest valuations, and lowest dividend yields were the strongest performers. However, the second half of the year saw a return of volatility as economic, geopolitical, and valuation risks all came to the forefront of investors’ minds. The intra-day peak-to-trough decline in the S&P 500 Index exceeded 20% briefly. With the investment strategy focus on quality companies, valuation, and relative downside protection, the Fund performed within the range of our expectations during the volatile last three months of the year, benefitting in relative performance versus the S&P 500 and pushing the Fund ahead for the full year.

New additions to the portfolio in the second half of 2018 included Carter’s, Xylem, Colgate-Palmolive, Essex Property Trust, and First Hawaiian, Inc. We are finding more attractive opportunities in stocks with above average dividend yields once again. The Fund sold its positions in Realty Income and Ingredion and trimmed positions in several stocks. The sales resulted from either certain individual stocks exceeding our estimate of fair value, or, given the increase in volatility and a greater number of stocks declining to what we estimate to be more attractive valuation levels, more attractive relative return opportunities. As we get later in the cycle, our continued focus will be to position the portfolio to provide the downside protection characteristics that our shareholders have come to expect.

Average Annual Total Returns as of December 31, 2018
	Equity Income Fund	S&P 500 Index
One Year	-2.68%	-4.38%
Five Years	6.56%	8.49%
Ten Years	11.17%	13.12%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – December 31, 2018

The Johnson Opportunity Fund had a net total return of -14.16% in 2018, trailing the Russell 2500 Index’s -10.00% return. Stocks had their worst year since 2008.

After recovering from a first quarter correction, small and mid-cap stocks plunged 25% from their all-time high in August to erase gains for the year. Even though earnings growth for the Russell 2500 is likely to surpass +20% for 2018 when fourth quarter earnings are announced, expectations for slowing growth into 2019 caused a sharp compression in price/earnings multiples during the past year, cancelling earnings-driven returns.

The Fund’s returns were negatively impacted by security selection as ten stocks fell more than 40%. Some of the Fund’s weakest performers were found in the more cyclical industries, such as building products, auto, and retail. Competitive pressures and margin compression were common themes among many companies in these areas. Investors were especially quick to sell cyclical companies that had a higher degree of financial leverage, such as American Woodmark, Thor Industries, Cooper-Standard, LKQ, and Hanesbrands. All of these stocks were among the Fund’s worst performers. The Fund was also negatively impacted by its holdings in capital markets companies Invesco, Westwood Holdings, and Diamond Hill Investment Group, which have high sensitivity to stock market returns. Other poor Fund performers included Blackbaud, a software company that cut earnings guidance, and MiMedx Group, a biotech company with major financial reporting errors.

Growth continued its streak of outperformance in 2018 with the Russell 2500 Growth Index only falling 7.5% versus Russell 2500 Value Index’s steeper decline of 12.4%. With macroeconomic risks rising, strong secular earnings growth companies remained in favor, and many of the top performers in the Fund were quality growth stocks. In Technology, software companies Veeva Systems and Constellation Software were top performers, as were consultants Perficient and CACI International. With unemployment low and spending steady, niche consumer stocks such as Church & Dwight, Monro, and Burlington Stores were also top positive contributors.

A disconnect about the path of the U.S. economy has developed with many market sentiment indicators (e.g. stock market, yield curve, business surveys) indicating recession risk while most hard economic data (e.g. employment, production, inflation) points to nothing more than a moderation in growth at this point. We think the odds still favor a base case of economic moderation rather than recession and are comfortable with our risk positioning. Growth still remains at a premium valuation. If fears begin to ease about the path and pace of the Federal Reserve’s tightening cycle and global trade wars and tariffs do not escalate, it should embolden investors to return to the Value stocks that were most negatively impacted by cyclical concerns. Our largest sector tilts — Industrials, Financials, and Consumer Discretionary — would stand to perform well. In these later stages of this cycle, our quality emphasis should remain useful regardless of whether the outcome is slowdown or recession.

Average Annual Total Returns as of December 31, 2018
	Opportunity Fund	Russell 2500 Index
One Year	-14.16%	-10.00%
Five Years	3.81%	5.15%
Ten Years	13.73%	13.15%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Russell 2500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2018

The Johnson International Fund had a total net return of -9.93% in 2018, outperforming the MSCI ACWI ex-US Index’s -14.20% return.

International stocks were among the worst performing asset classes in 2018 as investors worried about slowing economic growth globally, sustained interest rate increases by the Federal Reserve, and threats of a U.S. trade war with some of its major trading partners, particularly China. Although the Fund did lose value in this broad global equity market correction, its positive relative performance can be attributed to positive selection effects by region, country, sector, and security.

China is the largest of the emerging market countries, and it underperformed as the U.S. enacted tariffs and economic growth slowed. However, not all emerging markets did as poorly. Other emerging market countries, such as Brazil and Russia, outperformed the broad index meaningfully, and even had positive returns in local currency terms. Some of the Fund’s top performers were based in these emerging countries, including Lukoil, a Russian oil company, and two Brazilian banks, Banco Bradesco and Itau Unibanco.

The top stock contributor to Fund performance was Sky PLC, a large European TV broadcasting company that rose more than 60% during the year as it was acquired by Comcast Corp. after a long, competitive bidding war. Other winners were commonly found in the growth-oriented sectors, as that style continued to remain in favor during 2018. Examples included Lenovo Group and CGI Group in Technology and Shire PLC, Novartis, and Roche in Health Care.

Some of the Fund’s largest negative contributors were in the more cyclical areas that depend more upon economic growth. Tata Motors, an Indian auto manufacturer, suffered as Chinese volumes dropped. Nitto Denko Corp. and BASF are Materials sector stocks that underperformed on sales declines.

Our intent remains to manage a diversified portfolio of stocks that offers the potential to reward long-term investors who seek exposure to foreign markets. As we enter 2019, we see some signs that the pressures that negatively impacted 2018 are easing somewhat. The Federal Reserve has recently been signaling a more dovish tone. Trade negotiations between the U.S and China have continued to try to work toward a compromise agreement. While the macro risks that impacted 2018 have not vanished, we find valuation to be more compelling and international stocks remain cheap relative to U.S. stocks.

Average Annual Total Returns as of December 31, 2018
	International Fund	MSCI ACWI ex US Index
One Year	-9.93%	-14.20%
Five Years	0.68%	0.67%
Ten Years	6.03%	6.57%

Asset Allocation by Country as of December 31, 2018
Japan	17.47%	Hong Kong	3.18%
United Kingdom	13.76%	Taiwan	2.15%
Other*	9.63%	Netherlands	2.13%
China	9.14%	Mexico	2.13%
Germany	7.66%	Russia	2.01%
Canada	6.48%	Sweden	2.00%
Switzerland	6.35%	Brazil	1.86%
France	5.98%	South Africa	1.64%
Australia	4.84%	South Korea	1.59%
*	Countries in “Other” category include: Belgium, Chile, Denmark, India, Israel, Italy, Norway, Philippines, Singapore, and Spain.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The MSCI ACWI ex US Index is the primary benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2018

The Johnson Fixed Income Fund provided a total return of -0.56% during 2018, compared to a 0.01% return for the Bloomberg Barclays Capital Aggregate Index.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve (the “Fed”) to continue tightening monetary policy. The Fed enacted a total of four 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. The combined effect of monetary policy tightening caused interest rates to peak early in the fourth quarter. As a result, the Fund shifted its duration towards a more neutral stance relative to the benchmark. This was beneficial to the Fund’s performance, as concerns about slowing global growth and stock market volatility pushed bond yields lower to end the year.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, as the market grew increasingly concerned over the U.S. President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight to long maturity corporate bonds. While the Fund’s overweight to corporate bonds was a headwind to performance relative to its benchmark this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the pace of Fed tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure businesses to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. Overall, the economic backdrop is consistent with current levels of credit spreads and the amount of tightening from current levels is likely to be somewhat limited. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. As such, the Fund has shifted its duration to a more neutral stance to that of its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, we do not anticipate meaningful upward pressure on short term bond yields, leading to a slightly better total return outlook as rising rates have improved the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2018
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	-0.56%	0.01%
Five Years	2.48%	2.52%
Ten Years	3.35%	3.48%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 0.85%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Bloomberg Barclays Capital Aggregate Index is the benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2018

The Johnson Municipal Income Fund provided a total return of 0.90% during 2018 compared to 1.79% for the Bloomberg Barclays 5-Year General Obligation Municipal Index.

After falling during 2017, municipal bond yields rose during 2018, leading to the Fund’s modest return. The Fund’s laddered maturity structure detracted from performance as bond yields rose the most on longer maturities, leading to underperformance versus the Fund’s benchmark. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities declined during 2018 after restrictions against “advance refundings,” a type of municipal refinancing, took effect as part of the tax reform package passed in late 2017. Despite the lowering of the top marginal tax rate at the federal level, demand for municipal securities has remained strong as safety, stability and tax-free income continue to appeal to a broad set of investors. In addition, new limits to state and local income tax deductions have boosted demand from high-income investors, particularly those who reside in high-tax locations. Growth in tax revenues for many municipalities has remained solid, and most states and local governments continue to report healthy revenue from income, sales, and property tax collections. In addition, the broader tax base adopted under tax reform should positively impact state budgets near-term. Defaults in the municipal sector have remained very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities, maintaining a strict focus on high quality municipal issuers. Approximately 66% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 24% of its assets in states other than Ohio.

Looking forward into next year, we expect the pace of Federal Reserves (the “Fed”) tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure businesses to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. Although lower tax rates can reduce demand for municipal bonds, valuations should remain supported by reduced new issuance and the asset class continues to exhibit value for investors in high tax brackets. Finally, we do not anticipate meaningful upward pressure on bond yields, leading to a slightly better total return outlook as rising rates have improved the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2018
	Municipal Income Fund	Bloomberg Barclays 5 Year G.O. Muni Bond Index
One Year	0.90%	1.79%
Five Years	2.37%	1.88%
Ten Years	2.99%	2.97%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 0.66%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Fund’s benchmark is the Bloomberg Barclays Capital 5 Year General Obligation Municipal Bond Index. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2018

Common Stocks	Shares	Fair Value
AT&T Inc.	112,540	$3,211,892
Alphabet Inc. – Class A*	6,670	6,969,883
Alphabet Inc. – Class C*	979	1,013,862
Comcast Corp. – Class A	158,000	5,379,900
6.1% – Total For Communication Services		$16,575,537
Carter’s Inc.	66,000	5,386,920
Hasbro Inc.	62,400	5,070,000
Starbucks Corp.	88,690	5,711,636
TJX Companies Inc.	113,140	5,061,884
7.8% – Total For Consumer Discretionary		$21,230,440
Coca Cola Co.	118,020	5,588,247
Colgate-Palmolive Co.	92,000	5,475,840
Hersey Company	27,300	2,926,014
J. M. Smuckers Co.	62,500	5,843,125
Procter & Gamble Co.	71,090	6,534,593
Wal-Mart Stores Inc.	28,300	2,636,145
10.6% – Total For Consumer Staples		$29,003,964
Chevron Corp.	47,905	5,211,585
Royal Dutch Shell PLC, Class B ADR	141,000	8,451,540
Schlumberger Ltd.	94,555	3,411,544
6.1% – Total For Energy		$17,074,669
American Express Co.	81,566	7,774,871
Axis Capital Holdings Inc.	103,150	5,326,666
Bank of America Corp.	312,025	7,688,296
Chubb Ltd.	43,625	5,635,477
First Hawaiian Inc.	230,000	5,177,300
Iberiabank Corp.	78,010	5,014,483
Invesco Ltd.	110,185	1,844,497
Marsh & McLennan Companies Inc.	65,300	5,207,675
S&P Global Inc.	47,840	8,129,930
18.9% – Total For Financial Services		$51,799,195
Abbott Laboratories	127,800	9,243,774
CVS Health Corp.	102,525	6,717,438
Danaher Corp.	52,430	5,406,582
Medtronic PLC	61,500	5,594,040
Zimmer Biomet Holdings	50,700	5,258,604
Zoetis Inc.	65,454	5,598,935
13.8% – Total For Health Care		$37,819,373

Common Stocks	Shares	Fair Value
Carlisle Companies Inc.	56,440	$5,673,349
Hubbell Inc.	83,000	8,245,220
Paccar Inc.	97,540	5,573,436
Union Pacific Corp.	23,710	3,277,433
Waste Management Inc.	62,700	5,579,673
Xylem Inc.	81,500	5,437,680
12.3% – Total For Industrials		$33,786,791
Accenture PLC – Class A	15,420	2,174,374
Apple Inc.	48,740	7,688,248
Automatic Data Processing Inc.	45,250	5,933,180
Cognizant Technology Solutions Corp.	38,620	2,451,598
Fidelity National Information Services	53,800	5,517,190
Mastercard Inc. – Class A	29,850	5,631,202
Microsoft Corp.	58,360	5,927,625
Oracle Corp.	114,710	5,179,156
14.8% – Total For Information Technology		$40,502,573
Sherwin-Williams Co.	20,620	8,113,145
3.0% – Total For Materials		$8,113,145
Essex Property Trust Inc.	23,400	5,737,914
2.1% – Total For Real Estate		$5,737,914
Alliant Energy Corp.	140,000	5,915,000
2.2% – Total For Utilities		$5,915,000
Total Common Stocks 97.7%		$267,558,601
(Identified Cost $240,911,588)
Cash Equivalents
First American Government Obligation Fund, Class Z**	5,881,314	5,881,314
Total Cash Equivalents 2.2%		$5,881,314
(Identified Cost $5,881,314)
Total Portfolio Value 99.9%		$273,439,915
(Identified Cost $246,792,902)
Other Assets in Excess of Liabilities 0.1%		$223,049
Total Net Assets 100.0%		$273,662,964
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2018

Common Stocks	Shares	Fair Value
BorgWarner Inc.	20,900	$726,066
Burlington Stores Inc.*	4,200	683,214
Carter’s Inc.	11,100	905,982
Cooper-Standard Holdings*	8,300	515,596
Culp Inc.	30,000	567,000
Hanesbrands Inc.	50,100	627,753
Hasbro Inc.	3,900	316,875
Lithia Motors Inc.	6,400	488,512
LKQ Corp.*	26,600	631,218
PVH Corp.	8,700	808,665
Steven Madden Ltd.	28,650	866,949
Strum Ruger & Co.	7,100	377,862
12.1% – Total For Consumer Discretionary		$7,515,692
Church & Dwight Co. Inc.	9,800	644,448
Ingredion Inc.	4,800	438,720
Sprouts Farmers Market*	23,400	550,134
2.6% – Total For Consumer Staples		$1,633,302
Delek US Holdings Inc.	12,300	399,873
Hollyfrontier Corp.	19,800	1,012,176
World Fuel Services Corp.	42,700	914,207
3.7% – Total For Energy		$2,326,256
Axis Capital Holdings Ltd.	17,700	914,028
Bryn Mawr Bank Corp.	14,000	481,600
Diamond Hill Investment Group Inc.	4,900	732,305
East West Bancorp Inc.	22,000	957,660
Everest Re Group Ltd.	4,700	1,023,472
Farmers National Banc	64,100	816,634
First Interstate Bancsystem Inc.	20,900	764,104
Iberiabank Corp.	16,000	1,028,480
Invesco Ltd.	42,700	714,798
MidWestOne Financial Group	30,000	744,900
Reinsurance Group of America Inc.	5,900	827,357
Signature Bank	10,000	1,028,100
Westwood Holdings Group Inc.	12,600	428,400
Wintrust Financial Corp.	13,600	904,264
18.4% – Total For Financial Services		$11,366,102
Align Technology Inc.*	2,600	544,518
Catalent Inc.*	26,400	823,152
Charles River Laboratories International Inc.*	8,300	939,394
Chemed Corp.	2,500	708,200
Globus Medical Inc.*	17,700	766,056

Common Stocks	Shares	Fair Value
Inogen Inc.*	7,200	$894,024
Prestige Brands Holdings Inc.*	24,000	741,120
Universal Health Services Inc. – Class B	8,300	967,448
Veeva Systems Inc. – Class A*	9,300	830,676
11.6% – Total For Health Care		$7,214,588
Alamo Group Inc.	10,000	773,200
American Woodmark Corp.*	13,500	751,680
Barnes Group Inc.	13,000	697,060
Beacon Roofing Supply Inc.*	10,300	326,716
Carlisle Companies Inc.	7,600	763,952
Comfort Systems USA Inc.	19,400	847,392
Continental Building Products Inc.*	24,000	610,800
Gorman-Rupp Co.	19,487	631,574
Hubbell Inc.	7,800	774,852
ICF International Inc.	15,000	971,700
Quanta Services Inc.	23,300	701,330
Regal Beloit Corp.	12,000	840,600
Snap-On Inc.	6,000	871,740
Standex International Inc.	10,100	678,518
Xylem Inc.	9,100	607,152
17.4% – Total For Industrials		$10,848,266
Amdocs Ltd.	16,500	966,570
Black Knight Inc.*	27,700	1,248,162
Blackbaud Inc.	17,200	1,081,880
CACI International Inc.*	5,800	835,374
Coherent Inc.*	3,300	348,843
Constellation Software	1,600	1,020,803
Flir Systems Inc.	13,600	592,144
Manhattan Associates Inc.*	16,600	703,342
Tyler Technologies Inc.*	6,400	1,189,248
Ultimate Software Group Inc.*	1,700	416,279
Worldpay Inc.*	11,700	894,231
15.0% – Total For Information Technology		$9,296,876
AptarGroup Inc.	8,200	771,374
Avery Dennison Corp.	11,500	1,033,045
Packaging Corp. of America	6,000	500,760
RPM International Inc.	18,200	1,069,796
5.4% – Total For Materials		$3,374,975
Alexandria Real Estate Equities Inc.	7,000	806,680
American Assets Trust Inc.	19,500	783,315
Apartment Investment & Mangement Co.	26,400	1,158,432
Coresite Realty Corp.	12,700	1,107,821

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2018

Common Stocks	Shares	Fair Value
National Retail Properties Inc.	20,600	$999,306
Retail Properties of America Inc.	94,000	1,019,900
9.4% – Total For Real Estate		$5,875,454
Alliant Energy Corp.	26,800	1,132,300
Atmos Energy Corp.	11,900	1,103,368
3.6% – Total For Utilities		$2,235,668
Total Common Stocks 99.2%		$61,687,179
(Identified Cost $65,398,567)
Cash Equivalents
First American Government Obligation Fund, Class Z**	657,262	657,262
Total Cash Equivalents 1.1%		$657,262
(Identified Cost $657,262)
Total Portfolio Value 100.3%		$62,344,441
(Identified Cost $66,055,829)
Liabilities in Excess of Other Assets – 0.3%		$(166,670)
Total Net Assets 100.0%		$62,177,771
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2018

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$105,567
0.6% – Total For Financial Services		$105,567
Total Preferred Stocks 0.6%		$105,567
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,000	158,600
BT Group ADR	7,200	109,440
China Mobile Ltd. ADR	6,100	292,800
Deutsche Telekom AG ADR	7,100	120,558
KDDI Corp. ADR	22,000	260,700
Nippon Telegraph and Telephone Corp. ADR	1,200	48,768
Orange ADR	7,500	121,425
PLDT Inc. ADR	3,600	76,968
Publicis Groupe SA ADR	7,800	110,448
RTL Group SA ADR	15,000	84,900
SK Telecom Co. Ltd. ADR	3,400	91,120
SoftBank Group Corp. ADR	1,800	58,680
Telenor ASA ADR	9,600	185,952
Tencent Holdings Ltd. ADR	6,500	256,555
WPP PLC ADR	1,800	98,640
11.6% – Total For Consumer Discretionary		$2,075,554
Adidas AG ADR	2,000	208,680
Alibaba Group Holdings ADR*	1,300	178,191
Bridgestone ADR	4,400	84,436
CIE Financiere Richemont AG ADR	22,000	141,900
Compass Group PLC ADR	6,500	135,850
Daimler AG	2,200	116,094
Honda Motor Co. Ltd. ADR	5,500	145,475
Magna International Inc.	4,100	186,345
Sony Corp. ADR	3,800	183,464
Toyota Motor Corp. ADR	2,500	290,200
9.3% – Total For Consumer Discretionary		$1,670,635
Coca-Cola Amatil Ltd. ADR	10,860	61,685
Danone ADR	6,184	86,452
Essity AB ADR	5,300	129,824
L’Oreal ADR	2,800	127,848
Nestle SA ADR	3,600	291,456
Reckitt Benckiser Group PLC ADR	5,900	89,267
Shoprite Holdings Ltd. ADR	15,500	206,305
Svenska Cellulosa Aktiebolaget ADR	11,100	85,525
Unilever NV ADR	2,500	134,500
Unilever PLC ADR	3,000	156,750

Common Stocks	Shares	Fair Value
Wal-Mart De Mexico SAB de CV ADR	14,300	$363,935
9.7% – Total For Consumer Staples		$1,733,547
BP PLC ADR	2,298	87,140
CNOOC Ltd. ADR	1,400	213,430
Equinor ASA ADR	4,000	84,680
Lukoil Corp. ADR	4,700	335,298
Royal Dutch Shell PLC, Class B ADR	2,600	155,844
Suncor Energy Inc.	3,200	89,504
Technip FMC PLC	5,900	115,522
Total SA ADR	2,352	122,728
Woodside Petroleum ADR	5,200	114,972
7.3% – Total For Energy		$1,319,118
Admiral Group PLC ADR	6,400	167,104
Allianz SE ADR	7,900	159,106
Australia and New Zealand Banking Group Ltd. ADR	3,200	54,560
Banco Bradesco ADR	22,741	224,908
Banco Santander SA ADR	17,974	80,524
Bank of Montreal	1,240	81,034
Barclays PLC ADR	15,000	113,100
BNP Paribas ADR	4,000	90,160
China Construction Bank ADR	8,500	138,550
Credit Suisse Group ADR	3,777	41,018
Deutsche Boerse AG ADR	7,000	83,510
ICICI Bank Ltd. ADR	9,680	99,607
Industrial and Commercial Bank Of China Ltd. ADR	23,500	332,760
KB Financial Group Inc. ADR	2,400	100,752
Legal and General Group PLC	5,000	74,025
Manulife Financial Corp.	4,420	62,720
Mitsubishi UFJ Financial Group Inc. ADR	40,000	194,800
Mizuho Financial Group Inc. ADR	25,000	75,000
National Australia Bank	8,700	73,950
Orix Corp. ADR	2,450	175,298
Royal Bank of Canada	1,000	68,520
Sumitomo Mitsui Financial Group Inc. ADR	48,000	312,480
Tokio Marine Holdings Inc. ADR	7,000	331,940
Toronto Dominion Bank	1,400	69,608
United Overseas Bank Ltd. ADR	1,900	68,628
Westpac Banking Corp. Ltd. ADR	7,250	126,657
Zurich Insurance Group Ltd. ADR	3,240	96,568
19.5% – Total For Financial Services		$3,496,887

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2018

Common Stocks	Shares	Fair Value
Astellas Pharma Inc. ADR	23,000	$288,420
Bayer AG ADR	5,200	91,364
Dr. Reddy’s Laboratories Ltd. ADR	3,340	125,918
Novartis AG ADR	2,480	212,809
Novo Nordisk AS	5,200	239,564
Roche Holdings Ltd. ADR	8,400	261,072
Shire PLC ADR	1,200	208,848
Taro Pharmaceuticals Ltd.	1,400	118,496
Teva Pharmaceuticals ADR	2,400	37,008
8.8% – Total For Health Care		$1,583,499
ABB Ltd. ADR	2,900	55,129
Atlas Copco AB ADR	5,400	129,222
BAE Systems PLC ADR	3,800	88,996
Bunzl PLC ADR	5,600	172,032
Canadian National Railway Co.	1,400	103,754
CK Hutchison Holdings Ltd. ADR	8,000	75,840
Fanuc Corp. ADR	4,000	60,240
Itochu Corp. ADR	3,700	126,207
Keppel Corp. Ltd. ADR	7,900	67,940
Komatsu Ltd. ADR	4,000	86,160
Mitsui & Co., Ltd. ADR	300	93,150
Schneider Electric SE ADR	13,900	187,928
Sensata Technologies Holding NV*	5,500	246,620
Siemens AG ADR	1,800	100,944
8.9% – Total For Industrials		$1,594,162
Cap Gemini SA ADR	4,000	78,120
CGI Group Inc.*	5,100	312,069
Lenovo Group Ltd. ADR	15,000	201,000
Open Text Corp.	5,000	163,000
SAP SE ADR	3,100	308,605
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,000	295,280
United Microelectronics ADR	44,930	80,425
8.0% – Total For Information Technology		$1,438,499
Air Liquide SA ADR	4,154	102,479
BASF SE ADR	7,400	130,166
BHP Billiton Ltd. ADR	2,550	123,139
Newcrest Mining Ltd. ADR	15,000	233,250
Nitto Denko Corp. ADR	7,100	177,855
Posco ADR	1,400	76,916
Rio Tinto PLC ADR	1,570	76,114
Sasol LTD ADR	2,800	82,012
5.6% – Total For Materials		$1,001,931

Common Stocks	Shares	Fair Value
Lend Lease Group ADR	7,000	$56,350
Sun Hung Kai Properties Ltd. ADR	17,500	250,425
1.7% – Total For Real Estate		$306,775
Enel SpA ADR	21,100	122,591
Enersis SA ADR	18,200	162,344
Iberdrola SA ADR	3,578	114,800
National Grid PLC ADR	1,600	76,768
SSE PLC ADR	4,000	55,080
2.9% – Total For Utilities		$531,583
Total Common Stocks 93.3%		$16,752,190
(Identified Cost $15,122,302)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,057,452	1,057,452
Total Cash Equivalents 5.9%		$1,057,452
(Identified Cost $1,057,452)
Total Portfolio Value 99.8%		$17,915,209
(Identified Cost $16,243,408)
Other Assets in Excess of Liabilities 0.2%		$33,795
Total Net Assets 100.0%		$17,949,004
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings, 2.875% Due 11/03/2022	2,375,000	$2,354,888
AON PLC, 3.500% Due 06/14/2024	3,320,000	3,241,905
AON PLC, 4.000% Due 11/27/2023	4,330,000	4,382,088
American Express Co., 3.000% Due 10/30/2024	9,000,000	8,612,460
Bank of America Corp., 3.248% Due 10/21/2027	13,100,000	12,125,954
BB&T Corp., 3.950% Due 03/22/2022	7,309,000	7,402,859
BB&T Corp., 5.250% Due 11/01/2019	212,000	215,544
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	7,793,000	7,681,549
Fifth Third Bancorp, 4.300% Due 01/16/2024	8,999,000	9,103,984
Huntington Bancshares, 2.300% Due 01/14/2022	2,290,000	2,211,018
Huntington Bancshares, 3.150% Due 03/14/2021	4,280,000	4,260,945
JP Morgan Chase & Co., 3.875% Due 09/10/2024	8,000,000	7,871,804
Keycorp, 4.100% Due 04/30/2028	7,300,000	7,309,652
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	435,000	428,490
Marsh & McLennan Co. Inc., 4.800% Due 07/15/2021	3,955,000	4,075,916
Morgan Stanley, 2.625% Due 11/17/2021	6,000,000	5,856,162
Morgan Stanley, 5.500% Due 07/28/2021	1,500,000	1,571,977
PNC Financial Services, 3.900% Due 04/29/2024	7,041,000	6,980,810
MUFG Americas Holdings Corp., 3.000% Due 02/10/2025	1,543,000	1,479,723
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	7,474,000	7,491,845
National City Corp., 6.875% Due 05/15/2019	1,784,000	1,808,482
Prudential Financial Inc., 4.500% Due 11/15/2020	3,135,000	3,206,709
Prudential Financial Inc., 5.375% Due 06/21/2020	105,000	108,198
Suntrust Banks Inc., 4.000% Due 05/01/2025	8,000,000	8,025,707
US Bancorp, 3.100% Due 04/27/2026	4,000,000	3,787,539

Fixed Income Securities – Bonds	Face Value	Fair Value
US Bancorp, 3.600% Due 09/11/2024	6,000,000	$5,971,174
Wells Fargo & Co., 4.300% Due 07/22/2027	4,600,000	4,524,859
Wells Fargo & Co., 4.100% Due 06/03/2026	5,500,000	5,370,919
22.0% – Total For Corporate Bonds: Bank and Finance		$137,463,160
AT&T Inc., 3.400% Due 05/15/2025	8,500,000	8,004,049
Burlington Northern Santa Fe, 3.600% Due 09/01/2020	1,787,000	1,804,527
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	475,000	480,789
Chevron Corp., 2.355% Due 12/05/2022	5,000,000	4,841,946
CVS Health Corp., 3.875% Due 07/20/2025	8,500,000	8,283,252
Eaton Corp., 2.750% Due 11/02/2022	3,166,000	3,079,230
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.436% Due 04/15/2023	7,275,000	6,590,788
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.788% Due 03/15/2023	2,180,000	1,966,474
Goodrich Corp., 4.875% Due 03/01/2020	1,025,000	1,039,900
Johnson Controls International PLC, 3.900% Due 02/14/2026	6,430,000	6,305,956
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,595,000	1,628,299
Kroger Co. Senior, 3.500% Due 02/01/2026	8,000,000	7,589,352
Kroger Co. Senior, 4.000% Due 02/01/2024	595,000	600,034
McDonald’s Corp., 3.700% Due 01/30/2026	4,269,000	4,184,860
Norfolk Southern Corp., 5.900% Due 06/15/2019	2,918,000	2,949,124
Shell International, 3.250% Due 05/11/2025	6,779,000	6,684,361
Target Corp., 2.500% Due 04/15/2026	5,500,000	5,134,821
Union Pacific Corp., 3.500% Due 06/08/2023	8,365,000	8,380,894
Union Pacific Corp., 7.875% Due 01/15/2019	500,000	500,781

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
Verizon Communications, 4.672% Due 03/15/2055	7,000,000	$6,428,095
13.9% – Total For Corporate Bonds: Industrial		$86,477,532
Berkshire Hathaway Energy Co., 3.500% Due 02/01/2025	1,500,000	1,487,349
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	9,574,000	9,709,967
Duke Energy Corp., 2.650% Due 09/01/2026	1,000,000	909,135
Duke Energy Corp., 3.550% Due 09/15/2021	6,860,000	6,878,620
Enterprise Products, 3.750% Due 02/15/2025	9,000,000	8,905,114
Eversource Energy, 2.500% Due 03/15/2021	1,665,000	1,636,403
Eversource Energy, 2.750% Due 03/15/2022	1,500,000	1,473,975
Eversource Energy Senior, 2.800% Due 05/01/2023	3,750,000	3,659,304
Eversource Energy Senior, 4.500% Due 11/15/2019	1,200,000	1,211,036
Georgia Power Co., 2.000% Due 03/30/2020	5,660,000	5,567,609
Georgia Power Co., 2.000% Due 09/08/2020	1,000,000	977,285
Georgia Power Co., 2.850% Due 05/15/2022	2,200,000	2,161,250
Georgia Power Co., 4.250% Due 12/01/2019	2,140,000	2,156,562
Interstate Power & Light, 3.250% Due 12/01/2024	5,120,000	4,989,661
Interstate Power & Light, 3.650% Due 09/01/2020	3,211,000	3,232,477
National Rural Utilities Collateral Trust, 2.300% Due 11/01/2020	2,699,000	2,660,002
Virginia Electric & Power Co., 2.950% Due 01/15/2022	3,170,000	3,135,479
Xcel Energy Inc., 3.300% Due 06/01/2025	4,500,000	4,397,399
Xcel Energy Inc., 4.700% Due 05/15/2020	5,496,000	5,561,645
11.3% – Total For Corporate Bonds: Utilities		$70,710,272
47.2% Total Corporate Bonds		$294,650,964
Certificates of Deposit
Goldmans Sachs, 3.400% Due 10/17/2023	250,000	$248,288

Fixed Income Securities – Bonds	Face Value	Fair Value
0.0% – Total For Certificates of Deposit		$248,288
United States Government Treasury Obligations
Treasury Bond, 2.500% Due 02/15/2045	20,500,000	18,578,125
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	4,268,840	4,046,727
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	5,425,050	5,600,516
Treasury Note, 1.750% Due 11/30/2019	23,000,000	22,819,414
Treasury Note, 2.125% Due 11/30/2023	11,000,000	10,801,484
Treasury Note, 2.500% Due 05/15/2046	19,700,000	17,766,168
Treasury Note, 2.750% Due 02/15/2028	11,000,000	11,056,719
Treasury Note, 2.750% Due 08/15/2047	16,500,000	15,626,660
Treasury Note, 2.750% Due 08/15/2042	2,250,000	2,153,848
Treasury Note, 2.750% Due 11/15/2042	8,425,000	8,055,419
Treasury Note, 3.125% Due 11/15/2028	5,500,000	5,704,961
19.6% – Total For United States Government Treasury Obligations		$122,210,041
United States Government Agency Obligations
FHLMC Step-up*, 1.875% Due 07/12/2021	5,000,000	4,946,105
FHLMC Step-up*, 2.000% Due 06/15/2022	6,000,000	5,956,050
FHLMC Step-up*, 2.050% Due 06/21/2022	9,000,000	8,938,674
FHLMC Step-up*, 2.000% Due 07/12/2022	3,445,000	3,423,682
FHLMC Step-up*, 2.000% Due 07/18/2022	8,355,000	8,281,735
FHLMC Step-up*, 3.000% Due 06/28/2023	5,000,000	5,001,995
FHLMC Step-up*, 2.150% Due 10/27/2022	3,500,000	3,471,944
FHLMC Step-up*, 2.500% Due 12/27/2022	4,000,000	4,001,124
7.1% – Total For United States Government Agency Obligations		$44,021,309

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.311% Due 04/01/2042	1,475,006	$1,495,471
FHLMC Series 2877 Class AL, 5.000% Due 10/15/2024	237,758	242,859
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	141,799	145,597
FHLMC Series 3109 Class ZN, 5.500% Due 02/15/2036	1,487,071	1,613,540
FHLMC Series 3592 Class BZ, 5.000% Due 10/15/2039	1,235,390	1,311,918
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	390,000	393,646
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	725,978	717,228
FHLMC Series 4105 Class PJ, 3.500% Due 06/15/2041	1,225,585	1,241,438
FHLMC Series 4180 Class ME, 2.500% Due 10/15/2042	2,321,302	2,287,740
FHLMC Series 4287 Class AB, 2.000% Due 12/15/2026	1,372,915	1,342,075
FHLMC Series 4517 Class PC, 2.500% Due 05/15/2044	2,971,938	2,896,146
FHLMC Series 4567 Class LA, 3.000% Due 08/15/2045	437,837	432,727
FHLMC Series 4582 Class PA, 3.000% Due 11/15/2045	3,142,370	3,124,366
FHLMC Series 4646 Class D, 3.500% Due 01/15/2042	1,047,878	1,065,218
FHLMC Series 4689 Class DA, 3.000% Due 07/15/2044	1,595,343	1,583,670
FHLMC Series 4709 Class EA, 3.000% Due 01/15/2046	1,353,917	1,351,366
FHLMC Series 4768 Class GA, 3.500% Due 09/15/2045	9,556,699	9,704,544
FHLMC Series 4831 Class BA, 3.500% Due 10/15/2044	3,820,006	3,864,026
FHLMC Pool A89335, 5.000% Due 10/01/2039	159,217	169,264
FHLMC Pool C01005, 8.000% Due 06/01/2030	1,135	1,298
FHLMC Pool G06616, 4.500% Due 12/01/2035	522,120	542,865
FHLMC Pool G08068, 5.500% Due 07/01/2035	1,101,211	1,187,563
FHLMC Pool G13596, 4.000% Due 07/01/2024	878,686	901,235

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Pool G18642, 3.500% Due 04/01/2032	6,587,162	$6,676,009
FHLMC Pool G18667, 3.500% Due 11/01/2032	2,982,887	3,023,031
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*, 4.098% Due 04/01/2033	53,166	55,620
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	493,312	504,277
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	1,607,083	1,566,064
FNMA Series 2013-21 Class VA, 3.000% Due 07/25/2028	3,024,043	3,017,864
FNMA Series 2013-75 Class EG, 3.000% Due 02/25/2043	607,239	605,390
FNMA Series 2014-04 Class PC, 3.000% Due 02/25/2044	2,923,759	2,924,597
FNMA Series 2014-28 Class PA, 3.500% Due 02/25/2043	359,829	365,220
FNMA Series 2015-72 Class GB, 2.500% Due 12/25/2042	3,654,865	3,597,398
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,088,896	1,067,376
FNMA Series 2016-40 Class PA, 3.000% Due 07/25/2045	314,196	311,780
FNMA Series 2016-49 Class PA, 3.000% Due 09/25/2045	2,280,264	2,258,321
FNMA Series 2016-64 Class PG, 3.000% Due 05/25/2045	4,459,029	4,436,423
FNMA Series 2016-79 Class L, 2.500% Due 10/25/2044	1,514,718	1,462,529
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	3,545,224	3,578,359
FNMA Series 2018-22 Class D, 3.250% Due 11/25/2042	4,201,997	4,239,528
FNMA Series 2018-25 Class P, 3.500% Due 03/25/2046	5,738,051	5,808,796
FNMA Series 2018-67 Class BA, 4.500% Due 03/25/2046	7,910,118	8,325,207
FNMA Pool 109733, 3.530% Due 09/01/2028	7,275,000	7,345,473
FNMA Pool 253300, 7.500% Due 05/01/2020	122	122
FNMA Pool 725027, 5.000% Due 11/01/2033	363,170	386,807
FNMA Pool 725704, 6.000% Due 08/01/2034	139,810	152,478
FNMA Pool 888223, 5.500% Due 01/01/2036	498,524	536,892

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA Pool 889185, 5.000% Due 12/01/2019	4,926	$5,011
FNMA Pool 995112, 5.500% Due 07/01/2036	344,857	371,307
FNMA Pool AA4392, 4.000% Due 04/01/2039	1,100,943	1,131,923
FNMA Pool AL9309, 3.500% Due 10/01/2031	1,615,649	1,638,093
FNMA Pool AN8842, 3.320% Due 04/01/2028	6,000,000	5,974,593
FNMA Pool AN9848, 3.740% Due 07/01/2028	6,438,000	6,580,871
FNMA Pool BM1971, 3.500% Due 12/01/2035	4,185,829	4,263,702
FNMA Pool MA0384, 5.000% Due 04/01/2030	1,004,316	1,052,461
FNMA Pool MA3337, 4.000% Due 04/01/2038	4,672,713	4,803,072
GNMA Series 2009-124 Class L, 4.000% Due 11/20/2038	70,250	70,490
GNMA II Pool 2658, 6.500% Due 10/20/2028	17,422	19,467
GNMA II Pool 2945, 7.500% Due 07/20/2030	3,058	3,418
GNMA II Pool 4187, 5.500% Due 07/20/2038	12,427	12,768
GNMA II Pool 4847, 4.000% Due 11/20/2025	259,099	266,145
GNMA Pool 780400, 7.000% Due 12/15/2025	2,122	2,322
GNMA Pool 780420, 7.500% Due 08/15/2026	1,140	1,255
20.2% – Total For Government Agency Obligations – Mortgage Backed Securities		$126,058,259
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	1,085,000	1,035,133
Florida Atlantic University Capital Improvement Revenue, 6.249% Due 07/01/2020	1,000,000	1,044,530
Florida Atlantic University Capital Improvement Revenue, 7.439% Due 07/01/2030	2,125,000	2,256,240
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	2,500,000	2,659,825

Fixed Income Securities – Bonds	Face Value	Fair Value
Kansas Development Finance Authority Revenue, 3.941% Due 04/15/2026	8,000,000	$8,230,240
Kentucky Property and Buildings Commission Revenue, 6.164% Due 08/01/2023	1,000,000	1,082,240
Ohio Major New Infrastructure Revenue, 4.844% Due 12/15/2019	2,450,000	2,490,278
University of Cincinnati Ohio General Receipts Revenue, 5.616% Due 06/01/2025	930,000	982,210
University of Washington Revenue, 5.400% Due 06/01/2036	3,000,000	3,621,720
3.8% – Total For Taxable Municipal Bonds		$23,402,416
Total Fixed Income Securities – Bonds 97.9%		$610,591,277
(Identified Cost $615,096,618)
Preferred Stocks	Shares
Allstate Corp., 5.100% Due 01/15/2053	264,996	6,317,505
Total Preferred Stocks 1.0%		$6,317,505
(Identified Cost $6,491,218)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,725,144	2,725,144
Total Cash Equivalents 0.4%		$2,725,144
(Identified Cost $2,725,144)
Total Portfolio Value 99.3%		$619,633,926
(Identified Cost $624,312,980)
Other Assets in Excess of Liabilities, 0.7%		$3,803,106
Total Net Assets 100%		$623,437,032
*	Variable Rate Security; the rate shown is as of December 31, 2018.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 1.94%.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corp.

FNMA –  Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 4.000% Due 12/01/2025	650,000	$711,523
Akron Ohio GO Limited, 4.000% Due 12/01/2026	395,000	432,233
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	458,888
Brecksville Ohio GO Limited, 2.750% Due 06/06/2019	1,160,000	1,163,724
Cincinnati Ohio GO Unlimited, 4.000% Due 12/01/2030	685,000	743,225
Cincinnati Ohio GO Unlimited, 4.000% Due 12/01/2032	1,000,000	1,076,850
Cincinnati Ohio GO Unlimited, 5.000% Due 12/01/2019	1,000,000	1,029,140
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	233,810
Columbus Ohio GO Unlimited, 4.000% Due 04/01/2027	500,000	561,890
Columbus Ohio GO Unlimited, 4.000% Due 04/01/2031	1,000,000	1,091,610
Coshocton Ohio GO Limited Bond Anticipation Notes, 3.000% Due 02/21/2019	400,000	400,588
Delaware Ohio GO Bond Anticipation Note, 3.000% Due 04/10/2019	1,000,000	1,002,780
Dublin Ohio GO Limited, 4.000% Due 12/01/2028	500,000	545,000
Forest Park Ohio GO Limited Bond Anticipation Note, 3.000% Due 05/29/2019	1,095,000	1,098,745
Gahanna Ohio GO Limited, 4.000% Due 12/01/2021	420,000	444,734
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	191,307
Hurst Texas GO Limited, 4.000% Due 08/15/2031	335,000	356,758
Lakewood Ohio GO Limited, 4.000% Due 12/01/2028	840,000	914,180
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	324,939
Medina Ohio GO Limited, 2.000% Due 12/01/2020	110,000	110,305
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	210,765
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	230,224

Municipal Income Securities – Bonds	Face Value	Fair Value
Pickerington Ohio GO Limited Bond Anticipation Note, 2.375% Due 02/07/2019	1,000,000	$1,000,290
Reynoldsburg Ohio GO Limited, 4.000% Due 12/01/2030	1,000,000	1,100,400
Reynoldsburg Ohio GO Limited, 4.000% Due 12/01/2031	595,000	651,638
Riversouth Ohio Authority Revenue, 4.000% Due 12/01/2031	700,000	738,458
Sevens Hills Ohio GO Limited Bond Anticipation Notes, 2.875% Due 04/10/2019	775,000	776,426
Shaker Heights Ohio GO Limited, 3.000% Due 05/30/2019	805,000	807,866
Strongsville Ohio GO Limited, 4.000% Due 12/01/2030	350,000	376,085
Sycamore Township Ohio GO Limited, 3.000% Due 05/08/2019	750,000	752,055
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	229,450
Vandalia Ohio GO Limited Bond Anticipation Notes, 2.750% Due 09/04/2019	1,000,000	1,005,640
Violet Township Ohio GO Limited Bond Anticipation Notes, 3.000% Due 07/10/2019	1,100,000	1,104,829
12.2% – Total For General Obligation – City		$21,876,355
Ashtabula County Ohio GO Limited, 4.000% Due 12/01/2027	500,000	528,400
Butler County Ohio GO Limited, 5.000% Due 12/01/2024	160,000	185,954
Butler County Ohio GO Limited, 5.250% Due 12/01/2026	1,000,000	1,173,310
Clark County Ohio GO Limited, 5.000% Due 12/01/2026	340,000	404,692
Clark County Ohio GO Limited, 5.000% Due 12/01/2028	325,000	394,024
Hamilton County Ohio GO Limited, 5.000% Due 12/01/2028	500,000	600,175
Knox County Ohio GO Limited, 4.000% Due 12/01/2025	460,000	501,400
Lake County Ohio GO Bond Anticipation Notes, 2.250% Due 09/05/2019	700,000	701,813
Licking County Ohio GO Limited, 3.000% Due 12/01/2024	555,000	572,677
Lorain County Ohio GO Limited, 4.000% Due 12/01/2025	795,000	857,797

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Lorain County Ohio GO Unlimited, 4.000% Due 12/01/2030	450,000	$476,199
Lucas County Ohio GO Limited, 4.000% Due 10/01/2028	1,000,000	1,087,350
Lucas County Ohio GO Limited, 4.000% Due 10/01/2029	605,000	655,899
Ottawa County Ohio GO Limited, 4.000% Due 12/01/2021	295,000	311,257
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	270,292
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	420,248
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	326,607
Summit County Ohio GO Limited, 4.000% Due 12/01/2031	500,000	535,850
5.6% – Total For General Obligation – County		$10,003,944
Ohio GO Limited, 3.000% Due 09/01/2026	1,385,000	1,427,132
Ohio GO Limited, 4.000% Due 03/01/2026	1,060,000	1,150,429
Ohio GO Unlimited, 3.125% Due 08/01/2019	235,000	236,833
Ohio GO Unlimited, 5.000% Due 02/01/2019	500,000	501,300
Ohio GO Unlimited, 5.000% Due 05/01/2019	1,000,000	1,010,810
Ohio GO Unlimited, 5.000% Due 06/15/2024	410,000	472,750
Ohio GO Unlimited, 3.000% Due 03/01/2027	555,000	568,986
Ohio GO Unlimited, 5.000% Due 09/01/2022	400,000	443,496
Ohio GO Unlimited, 5.000% Due 12/15/2023	500,000	570,605
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	914,662
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	553,360
Pennsylvania GO Unlimited, 4.000% Due 01/01/2030	645,000	686,293
Pennsylvania GO Unlimited, 5.000% Due 01/01/2024	375,000	422,704
Pennsylvania GO Unlimited, 5.000% Due 01/15/2027	1,000,000	1,174,560

Municipal Income Securities – Bonds	Face Value	Fair Value
Pennsylvania GO Unlimited, 5.000% Due 09/15/2024	1,000,000	$1,141,710
6.3% – Total For General Obligation – State		$11,275,630
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	924,536
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	142,145
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2024	405,000	460,331
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2032	500,000	572,240
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	268,668
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	338,407
Cuyahoga County Ohio Community College GO Unlimited, 4.000% Due 12/01/2033	400,000	425,028
Cuyahoga County Ohio Community College GO Unlimited, 5.000% Due 12/01/2027	400,000	471,704
Kent State University Ohio General Receipt Revenue, 4.000% Due 05/01/2022	255,000	270,657
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	192,576
Lorain County Ohio Community College District General Receipts Revenue Bond, 4.000% Due 12/01/2025	600,000	656,790
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2022	450,000	472,482
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,089,754
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	400,000	420,440
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	105,110

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	$315,534
Miami Valley Ohio Career Tech Center GO Unlimited, 4.000% Due 12/01/2024	1,000,000	1,101,580
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	215,111
Ohio Higher Education Facilities Revenue – University of Dayton, 4.000% Due 12/01/2033	620,000	655,365
Ohio Higher Education Facilities Revenue – Xavier University, 4.500% Due 05/01/2036	1,000,000	1,039,820
Ohio State University General Receipts Revenue, 4.000% Due 06/01/2030	200,000	214,434
Ohio State University Revenue**, 1.580% Due 12/01/2034	1,150,000	1,150,000
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	138,847
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	121,959
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue, 5.000% Due 04/01/2026	315,000	366,194
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	465,998
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	723,268
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2024	610,000	688,519
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	386,962
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	215,000	221,405
University of Akron Ohio General Receipts Revenue*, 5.000% Due 01/01/2022	135,000	139,158
University of Akron Ohio Revenue, 5.000% Due 01/01/2027	350,000	408,681
University of Cincinnati General Receipts Revenue, 4.000% Due 06/01/2036	250,000	258,852

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	$312,882
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	508,427
University of Cincinnati Ohio Receipts Revenue (Assured Guaranty Insured), 5.000% Due 06/01/2019	1,000,000	1,012,900
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	320,856
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	977,624
University of Toledo Revenue, 5.000% Due 06/01/2027	1,590,000	1,879,237
University of Toledo Revenue, 5.000% Due 06/01/2031	500,000	601,250
11.7% – Total For Higher Education		$21,035,731
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	107,516
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	312,898
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue, 5.000% Due 05/15/2030	1,005,000	1,218,944
Franklin County Ohio Hospital Revenue Nationwide Childrens, 4.000% Due 11/01/2036	800,000	825,728
Franklin County Ohio Hospital Revenue Nationwide Childrens, 5.000% Due 11/01/2032	500,000	581,665
Franklin County Ohio Hospital Revenue Nationwide Childrens*, 5.000% Due 11/01/2024	500,000	512,655
Franklin County Ohio Hospital Revenue Nationwide Childrens**, 1.620% Due 11/01/2045	1,000,000	1,000,000
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	1,000,000	1,092,790

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	1,000,000	$1,090,040
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2027	100,000	113,339
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2028	1,715,000	1,936,389
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	352,131
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	480,000	537,168
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	175,200
Ohio Hospital Facilities Revenue – Cleveland Clinic*, 5.000% Due 01/01/2025	430,000	430,000
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	515,281
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	280,960
6.2% – Total For Hospital/Health Bonds		$11,082,704
Columbus Ohio Metropolitan Library Special Obligation Revenue, 5.000% Due 12/01/2026	705,000	840,311
Columbus Ohio Metropolitan Library Special Obligation Revenue, 5.000% Due 12/01/2027	500,000	602,480
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	553,570
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	301,329
Huntsville Alabama Public Building Authority Revenue, 5.000% Due 10/01/2033	800,000	934,288

Municipal Income Securities – Bonds	Face Value	Fair Value
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	$504,355
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	100,834
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2020	520,000	540,176
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2022	425,000	464,708
Ohio Capital Facilities Lease Appropriation Revenue*, 4.000% Due 04/01/2026	150,000	157,021
Ohio Capital Facilities Lease Appropriation Revenue*, 5.000% Due 04/01/2024	275,000	293,887
Ohio Cultural and Sports Facilities Project Revenue, 4.000% Due 10/01/2019	225,000	228,604
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 12/01/2020	1,000,000	1,058,480
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 02/01/2023	300,000	334,821
3.9% – Total For Revenue Bonds – Facility		$6,914,864
Anderson Indiana Sewage Works Revenue (AGM Insured), 4.000% Due 11/01/2026	300,000	331,806
Cape Coral Florida Water & Sewer Revenue, 5.000% Due 10/01/2024	535,000	612,607
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	45,000	49,429
Central Ohio Solid Waste Authority GO Limited*, 5.000% Due 12/01/2023	10,000	10,991
Central Ohio Solid Waste Authority GO Limited*, 5.000% Due 12/01/2023	75,000	82,434
Cincinnati Ohio Water System Revenue, 4.000% Due 12/01/2030	1,000,000	1,095,760
Evansville Indiana Waterworks District Revenue (BAM Insured), 4.000% Due 01/01/2029	400,000	430,012
Evansville Indiana Waterworks District Revenue (BAM Insured), 5.000% Due 01/01/2022	300,000	325,578

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton Ohio Wastewater System Revenue (BAM Insured), 5.000% Due 10/01/2027	930,000	$1,106,747
Lafayette Indiana Sewage Works Revenue, 5.000% Due 07/01/2022	150,000	164,796
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	219,142
Lima Ohio Sewer Revenue, 3.000% Due 12/01/2021	575,000	590,353
Northern Kentucky Water District Revenue, 5.000% Due 02/01/2023	1,000,000	1,116,070
Ohio Water Development Authority Revenue, 4.000% Due 06/01/2030	500,000	561,370
Ohio Water Development Authority Water Pollution Control Revenue, 1.780% Due 12/01/2036	1,000,000	1,000,000
Owensboro Kentucky Water Revenue (BAM Insured), 5.000% Due 09/15/2025	485,000	557,420
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	260,077
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, 4.000% Due 12/01/2031	400,000	422,232
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	294,737
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	390,900
Toledo Ohio Waterworks Revenue, 5.000% Due 11/15/2026	500,000	591,100
5.7% – Total For Revenue Bonds – Water & Sewer		$10,213,561
Akron Ohio Certificate of Participation, 5.000% Due 12/01/2025	500,000	575,450
Akron Ohio Income Tax Revenue, 5.000% Due 12/01/2023	1,100,000	1,244,804
Akron Ohio Income Tax Revenue Community Learning Centers, 5.000% Due 12/01/2028	380,000	415,298
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	561,355
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	525,000	596,180

Municipal Income Securities – Bonds	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	$113,347
Escambia County Florida Pollution Control Revenue (Gulf Power Company), 2.100% Due 07/01/2022	1,030,000	1,029,351
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	745,194
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 10/01/2029	300,000	298,782
Lorain County Ohio Sales Tax Receipts Bond Anticipation Note, 2.100% Due 04/11/2019	350,000	350,018
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 1.850% Due 11/01/2035	550,000	549,302
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 11/01/2035	650,000	648,304
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	789,653
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 07/15/2034	1,025,000	1,025,000
Monroe County Georgia Development Authority Pollution Control Revenue, 2.050% Due 07/01/2049	1,000,000	975,330
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.500% Due 12/01/2019	400,000	402,604
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	274,792
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	568,835
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	568,835

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2026	500,000	$590,815
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2028	570,000	667,151
Ohio Mental Health Capital Facilities Revenue, 5.000% Due 02/01/2025	1,000,000	1,157,840
Ohio Special Obligation Revenue, 3.000% Due 12/01/2019	500,000	505,300
Ohio Special Obligation Revenue, 5.000% Due 12/01/2029	510,000	599,393
Ohio Turnpike and Infrastructure Commission (National Re Insured), 5.500% Due 02/15/2019	705,000	708,130
Summit County Ohio Development Finance Authority Akron Lease Revenue, 4.000% Due 12/01/2027	220,000	234,626
Summit County Ohio Development Finance Authority Akron Lease Revenue, 4.000% Due 12/01/2028	215,000	228,188
Washington Certificates of Participation, 5.000% Due 07/01/2019	900,000	914,247
9.7% – Total For Other Revenue Bonds		$17,338,124
Aldine Texas ISD GO Unlimited, 4.000% Due 02/15/2030	780,000	837,712
Athens Ohio CSD GO Unlimited Bond Anticipation, 3.000% Due 06/26/2019	500,000	501,840
Bellbrook-Sugarcreek Ohio LSD GO Unlimited, 4.000% Due 12/01/2031	325,000	349,557
Bellfontaine Ohio SCD GO Unlimited (National RE Insured), 5.500% Due 12/01/2026	615,000	724,759
Berea Ohio CSD GO Unlimited, 4.000% Due 12/01/2031	500,000	525,605
Bloom-Carroll Ohio LSD GO Unlimited, 4.000% Due 11/01/2030	290,000	317,620
Bloom-Carroll Ohio LSD GO Unlimited, 4.000% Due 11/01/2031	150,000	162,813
Bloom-Carroll Ohio LSD GO Unlimited (SDCP), 4.000% Due 11/01/2029	325,000	361,247
Boone County Kentucky SD Finance Corporation Revenue, 2.500% Due 05/01/2019	500,000	501,045

Municipal Income Securities – Bonds	Face Value	Fair Value
Boone County Kentucky SD Finance Corporation Revenue, 2.000% Due 02/01/2019	465,000	$465,060
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	304,228
Brownsville Indianna CSC Revenue, 5.000% Due 01/15/2027	535,000	631,792
Chagrin Falls Ohio Exempted Village SD GO, 4.000% Due 12/01/2022	100,000	107,487
Chillicothe Ohio CSD Special Obligation Revenue, 4.000% Due 12/01/2023	130,000	138,169
Chillicothe Ohio SD GO Unlimited (AGM Insured), 4.000% Due 12/01/2029	400,000	428,452
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	118,307
Cleveland Heights and University Heights Ohio CSD GO Unlimited, 4.000% Due 12/01/2032	1,000,000	1,070,390
Colorado Building Excellent Schools Today Certificates of Participation, 4.000% Due 03/15/2030	1,000,000	1,090,770
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	431,640
Columbus Ohio CSD School Facilities Construction and Improvement GO*, 4.000% Due 12/01/2023	175,000	176,654
Dayton Ohio SCD GO Unlimited (SDCP), 5.000% Due 11/01/2025	1,000,000	1,155,310
Denver Colorado City & County SD #1 Certificates of Participation, 5.000% Due 12/01/2021	500,000	531,885
Dexter Michigan CSD GO Unlimited, 4.000% Due 05/01/2031	500,000	540,030
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	560,100
Elyria Ohio SCD GO Unlimited (SDCP), 4.000% Due 12/01/2030	1,000,000	1,067,760
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	444,314

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Firelands Ohio LSD GO Unlimited Bond Anticipation Notes, 3.000% Due 08/22/2019	1,000,000	$1,005,730
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	343,275
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	222,316
Granville Ohio Exempted Village SD GO Unlimited, 5.000% Due 12/01/2026	510,000	595,384
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	114,434
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	308,439
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	100,676
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	565,440
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	232,796
Houston Texas ISD GO Limited, 5.000% Due 02/15/2030	440,000	510,052
Hudson Ohio CSD GO Unlimited, 4.000% Due 12/01/2033	800,000	848,416
Huntington County Indiana Countryside School Building Corp. Revenue, 4.000% Due 01/15/2028	1,000,000	1,094,350
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 2.000% Due 06/01/2019	200,000	200,136
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 4.000% Due 06/01/2031	270,000	283,063
Jefferson County Kentucky SD Finance Corp., 3.500% Due 04/01/2021	340,000	346,453
Jefferson County Kentucky SD Finance Corp., 5.000% Due 10/01/2026	530,000	624,382

Municipal Income Securities – Bonds	Face Value	Fair Value
Johnstown-Monroe Ohio LSD GO Unlimited, 4.000% Due 12/01/2029	800,000	$862,384
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,016
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	154,316
Kenton County Kentucky SD Finance Corp. Revenue, 4.000% Due 02/01/2028	400,000	430,084
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2020	240,000	249,550
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	400,000	426,852
Kettering Ohio CSD GO Unlimited, 5.250% Due 12/01/2031	500,000	599,050
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	425,908
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	244,155
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	275,000	294,473
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	379,855
Lancaster Ohio CSD GO Limited (SDCP), 4.000% Due 10/01/2027	1,000,000	1,085,350
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2025	715,000	823,844
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2026	350,000	408,300
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2027	500,000	589,445
Logan Hocking Ohio LSD Certificates of Participation, 4.000% Due 12/01/2032	420,000	441,340
Louisville Ohio CSD GO Unlimited (SDCP), 3.000% Due 12/01/2020	370,000	377,248
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	267,088
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	176,646

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Marysville Ohio Exempted Village SD GO Unlimited, 5.000% Due 12/01/2022	715,000	$791,605
Marysville Ohio Exempted Village SD GO Unlimited (SDCP), 5.000% Due 12/01/2025	500,000	561,660
Mayfield Ohio CSD Certificates of Participation, 4.000% Due 09/01/2032	280,000	295,688
Merrillville Indiana Multi School Building Corp., 5.000% Due 07/15/2026	1,000,000	1,178,950
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	1,260,000	1,540,136
Munster Indiana School Building Corp. Revenue (State Intercept), 4.000% Due 01/15/2029	400,000	422,580
Murray Kentucky ISD Finance Corporation Revenue, 5.000% Due 03/01/2025	810,000	927,928
Newark Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2026	235,000	254,120
North Olmsted Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	500,000	549,505
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	150,890
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	112,469
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	168,406
Olentangy Ohio LSD GO Unlimited, 4.000% Due 12/01/2026	1,000,000	1,069,030
Orange County Florida School Board Certificates of Participation, 5.000% Due 08/01/2032	500,000	565,655
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	279,955
Princeton Ohio CSD GO Unliimited (National RE Insured), 5.250% Due 12/01/2030	1,000,000	1,215,650

Municipal Income Securities – Bonds	Face Value	Fair Value
Sarah Scott Indiana Middle School Building Corp. Revenue, 5.000% Due 07/10/2022	640,000	$702,643
South-Western City Ohio SD GO Unlimited, 4.000% Due 12/01/2025	1,000,000	1,059,160
South-Western City Ohio SD GO Unlimited Bond Anticipation Note, 3.125% Due 06/04/2019	500,000	502,120
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	439,414
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	758,696
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2028	210,000	227,923
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2029	500,000	540,460
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2030	350,000	375,753
Upper Arlington Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	1,380,000	1,507,498
Vandalia Butler Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	500,000	518,395
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	242,471
Wadsworth Ohio CSD GO Unlimited, 3.000% Due 12/01/2019	120,000	121,121
Wadsworth Ohio CSD GO Unlimited, 3.500% Due 12/01/2022	215,000	221,861
Wadsworth Ohio CSD GO Unlimited, 4.000% Due 12/01/2027	840,000	908,821
Wadsworth Ohio CSD GO Unlimited, 4.000% Due 12/01/2033	1,075,000	1,131,018
Walton County Florida Board Certificates of Participation, 5.000% Due 07/01/2027	500,000	590,100
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	186,184

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Municipal Income Securities – Bonds	Face Value	Fair Value
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 4.000% Due 04/01/2030	395,000	$417,558
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	246,811
Westerville Ohio SCD Certificate of Participation, 5.000% Due 12/01/2032	555,000	646,408
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured), 4.000% Due 03/01/2030	810,000	857,053
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	226,030
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	204,726
29.0% – Total For School District		$51,897,243
Kansas Development Finance Authority, 5.000% Due 04/01/2019	580,000	584,559
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/01/2023	965,000	1,089,659
Kentucky Association of Counties Finance Corp. Revenue, 4.000% Due 02/01/2029	575,000	621,811
Kentucky Association of Counties Finance Corp. Revenue, 4.250% Due 02/01/2023	20,000	20,665
Kentucky Association of Counties Finance Corp. Revenue*, 4.250% Due 02/01/2023	180,000	186,257
Kentucky Certificates of Participation, 4.000% Due 04/15/2031	500,000	524,505
Kentucky Interlocal School Transportation Assoc. Certificate of Participation, 3.000% Due 03/01/2024	560,000	570,987
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	388,241

Municipal Income Securities – Bonds	Face Value	Fair Value
Kentucky Property and Buildings Commission Revenue, 5.000% Due 11/01/2026	1,000,000	$1,149,100
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	678,018
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2030	600,000	676,482
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	220,076
Ohio Certificate of Participation, 5.000% Due 09/01/2027	1,520,000	1,823,407
Ohio Department of Administration Certificate of Participation, 4.000% Due 09/01/2025	775,000	814,447
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2020	500,000	518,000
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2023	1,320,000	1,436,873
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	326,562
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	151,747
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	810,000	851,124
7.1% – Total For State Agency		$12,632,520
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	190,000	194,782
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured) 4.650% Due 09/01/2024	20,000	20,426
0.1% – Total For Housing		$215,208
Total Municipal Income Securities – Bonds 97.5%		$174,485,884
(Identified Cost $173,565,228)

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2018

Cash Equivalents	Shares	Fair Value
Dreyfus AMT-Free Tax Cash Management Fund***	3,191,171	$3,191,171
Total Cash Equivalents 1.8%		$3,191,171
(Identified Cost $3,191,171)
Total Portfolio Value 99.3%		$177,677,055
(Identified Cost $176,756,399)
Other Assets in Excess of Liabilities 0.7%		$1,295,807
Total Net Assets 100.0%		$178,972,862
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2018, these bonds represented 1.11% of total assets.
**	Variable Rate Security; the rate shown is as of December 31, 2018.
***	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 1.57%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

BAM – Build America Mutual

CSC – Community School Corporation

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCP – Ohio School District Credit Program

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Assets and Liabilities

	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$273,439,915	$62,344,441	$17,915,209
Dividends and Interest Receivable	535,677	85,553	49,447
Securities Sold Receivable	—	1,152,318	—
Fund Shares Sold Receivable	34,696	465	812
Total Assets	$274,010,288	$63,582,777	$17,965,468
Liabilities:
Accrued Management Fees	$238,811	$60,198	$15,171
Fund Shares Redeemed Payable	108,513	1,344,808	1,293
Total Liabilities	$347,324	$1,405,006	$16,464
Net Assets	$273,662,964	$62,177,771	$17,949,004
Net Assets Consist of:
Paid in Capital	$256,262,695	$65,874,982	$16,805,436
Accumulated Earnings/(Deficit)	17,400,269	(3,697,211)	1,143,568
Net Assets	$273,662,964	$62,177,771	$17,949,004
Shares Outstanding (Unlimited Amount Authorized)	12,171,792	1,803,839	774,713
Offering, Redemption and Net Asset Value Per Share	$22.48	$34.47	$23.17
*Identified Cost of Investment Securities	$246,792,902	$66,055,829	$16,243,408

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Assets and Liabilities – Continued

	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$619,633,926	$177,677,055
Dividends and Interest Receivable	4,212,727	1,429,375
Receivable for Mortgage-backed Securities Paydowns	4,863	—
Fund Shares Sold Receivable	76,856	33
Total Assets	$623,928,372	$179,106,463
Liabilities:
Accrued Management Fees	$442,353	$97,308
Fund Shares Redeemed Payable	48,987	36,293
Total Liabilities	$491,340	$133,601
Net Assets	$623,437,032	$178,972,862
Net Assets Consist of:
Paid in Capital	$629,181,282	$178,052,206
Accumulated Earnings/(Deficit)	(5,744,250)	920,656
Net Assets	$623,437,032	$178,972,862
Shares Outstanding (Unlimited Amount Authorized)	38,036,640	10,453,583
Offering, Redemption and Net Asset Value Per Share	$16.39	$17.12
*Identified Cost of Investment Securities	$624,312,980	$176,756,399

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Operations

	Equity Income Fund	Opportunity Fund	International Fund
	Year Ended 12/31/2018	Year Ended 12/31/2018	Year Ended 12/31/2018
Investment Income:
Dividends	$5,799,096	$1,299,700	$661,192
Less: Foreign withholding taxes on dividends, net of reclaims	(73,578)	(660)	(71,187)
Total Investment Income	$5,725,518	$1,299,040	$590,005
Expenses:
Management Fee	$2,558,002	$776,647	$184,238
Net Expenses	$2,558,002	$776,647	$184,238
Net Investment Income	$3,167,516	$522,393	$405,767
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$15,156,254	$3,484,502	$63,885
Net Change in Unrealized (Loss) on Investments	(26,686,853)	(16,063,026)	(2,417,956)
Net Gain/(Loss) on Investments	$(11,530,599)	$(12,578,524)	$(2,354,071)
Net Change in Net Assets from Operations	$(8,363,083)	$(12,056,131)	$(1,948,304)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Operations – Continued

	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2018	Year Ended 12/31/2018
Investment Income:
Interest	$15,138,562	$3,851,164
Dividends	332,217	50,833
Total Investment Income	$15,470,779	$3,901,997
Expenses:
Management Fee	$4,343,739	$979,432
Net Expenses	$4,343,739	$979,432
Net Investment Income	$11,127,040	$2,922,565
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$(378,946)	$61,291
Net Change in Unrealized Gain (Loss) on Investments	(10,582,903)	(1,061,187)
Net Gain/(Loss) on Investments	$(10,961,849)	$(999,896)
Net Change in Net Assets from Operations	$165,191	$1,922,669

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Changes in Net Assets

	Equity Income Fund		Opportunity Fund		International Fund
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
Operations:
Net Investment Income	$3,167,516	$190,188	$522,393	$171,177	$405,767	$244,277
Net Realized Gain (Loss) from Security Transactions	15,156,254	15,434,609	3,484,502	5,517,217	63,885	(126,955)
Net Change in Unrealized Gain (Loss) on Investments	(26,686,853)	21,383,528	(16,063,026)	2,301,480	(2,417,956)	2,831,452
Net Change in Net Assets from Operations	$(8,363,083)	$38,778,325	$(12,056,131)	$7,989,874	$(1,948,304)	$2,948,774
Distributions to Shareholders (see Note 2)(a)	$(22,064,249)	$(14,618,554)	$(4,012,310)	$(5,668,801)	$(440,863)	$(236,839)
Return or capital	—	—	—	—	—	(18,694)
Total Distributions	(22,064,249)	$(14,618,554)	$(4,012,310)	$(5,668,801)	$(440,863)	(255,533)
Capital Share Transactions:
Proceeds from Sale of Shares	$64,017,364	$30,137,370	$35,723,621	$13,964,000	$4,384,150	$2,301,022
Assets Acquired from: Johnson Growth Fund (see Note 8)	49,563,951	—	—	—	—	—
Shares Issued on Reinvestment of Distributions	21,953,515	14,553,568	4,001,832	5,658,637	440,863	255,470
Cost of Shares Redeemed	(29,721,105)	(20,593,327)	(20,092,992)	(4,852,966)	(2,165,933)	1,746,316
Net Change in Net Assets from Capital Share Transactions	$105,813,725	$24,097,611	$19,632,461	$14,769,671	$2,659,080	$810,176
Net Change in Net Assets	$75,386,393	$48,257,382	$3,564,021	$17,090,744	$269,913	$3,503,417
Net Assets at Beginning of Year	$198,276,571	$150,019,189	$58,613,751	$41,523,007	$17,679,091	$14,175,674
Net Assets at End of Year	$273,662,964	$198,276,571	$62,177,771	$58,613,751	$17,949,004	$17,679,091
Capital Share Activity(b)
Shares Sold	2,476,881	1,245,288	831,775	323,880	169,539	92,853
Shares Acquired from: Johnson Growth Fund (see Note 8)	1,988,125	—	—	—	—	—
Share Reinvested	984,463	579,448	117,081	131,294	19,118	9,695
Shares Redeemed	(1,172,198)	(851,872)	(511,741)	(112,740)	(84,358)	(70,669)
Net Increase (Decrease) in Shares Outstanding	4,277,271	972,864	437,115	342,434	104,299	31,879
Shares Outstanding, Beginning of Year	7,894,521	6,921,657	1,366,724	1,024,290	670,414	638,535
Shares Outstanding, End of Year	12,171,792	7,894,521	1,803,839	1,366,724	774,713	670,414

(a)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended December 31, 2017, distributions to shareholders for the Equity Income Fund consisted of $1,939,577 from net investment income and $12,678,977 from net realized gain from security transactions; for the Opportunity Fund, $182,864 from net investment income and $5,485,937 from net realized gain from security transactions; and for the International Fund, $236,839 from net investment income. As of December 31, 2017, Accumulated Undistributed Net Investment Income (Loss) for the Equity Income Fund and International Fund was $19,774 and (117,013), respectively.
(b)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Changes in Net Assets – Continued

	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
Operations:
Net Investment Income	$11,127,040	$6,388,893	$2,922,565	$1,864,578
Net Realized Gain (Loss) from Security Transactions	(378,946)	1,298,390	61,291	58,804
Net Change in Unrealized Gain (Loss) on Investments	(10,582,903)	2,786,440	(1,061,187)	1,123,221
Net Change in Net Assets from Operations	$165,191	$10,473,723	$1,922,669	$3,046,603
Distributions to Shareholders (see Note 2)(a)	$(11,659,758)	$(7,661,436)	$(3,000,325)	$(1,935,567)
Capital Share Transactions:
Proceeds from Sale of Shares	$260,346,080	$137,993,361	$75,849,549	$44,583,013
Shares Issued on Reinvestment of Distributions	11,436,686	7,520,933	2,939,875	1,887,083
Cost of Shares Redeemed	(54,511,438)	(33,777,011)	(22,662,933)	(11,409,369)
Net Change in Net Assets from Capital Share Transactions	$217,271,328	$111,737,283	$56,126,491	$35,060,727
Net Change in Net Assets	$205,776,761	$114,549,570	$55,048,835	$36,171,763
Net Assets at Beginning of Year	$417,660,271	$303,110,701	$123,924,027	$87,752,264
Net Assets at End of Year	$623,437,032	$417,660,271	$178,972,862	$123,924,027
Capital Share Activity(b)
Shares Sold	15,866,696	8,176,390	4,445,823	2,574,023
Share Reinvested	698,905	447,114	172,677	109,262
Shares Redeemed	(3,328,202)	(2,004,861)	(1,332,111)	(658,911)
Net Increase (Decrease) in Shares Outstanding	13,237,399	6,618,643	3,286,389	2,024,374
Shares Outstanding, Beginning of Year	24,799,241	18,180,598	7,167,194	5,142,820
Shares Outstanding, End of Year	38,036,640	24,799,241	10,453,583	7,167,194

(a)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended December 31, 2017, distributions to shareholders for the Fixed Income Fund consisted of $6,824,138 from net investment income and $837,298 from net realized gain from security transactions; and for the Municipal Income Fund, $1,864,578 from net investment income and $70,989 from net realized gain from security transactions. As of December 31, 2017 Accumulated Undistributed Net Investment Income for the Fixed Income Fund was $20,412.
(b)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$25.12	$21.67	$19.92	$22.93	$23.11
Operations:
Net Investment Income	0.28	0.26	0.29	0.38	0.30
Net Realized and Unrealized Gains/(Losses) on Securities(a)	(0.97)	5.15	2.13	(1.87)	1.51
Total Operations	$(0.69)	$5.41	$2.42	$(1.49)	$1.81
Distributions:
Net Investment Income	(0.28)	(0.26)	(0.29)	(0.38)	(0.30)
Net Realized Capital Gains	(1.67)	(1.70)	(0.38)	(1.14)	(1.69)
Total Distributions	$(1.95)	$(1.96)	$(0.67)	$(1.52)	$(1.99)
Net Asset Value, End of Year	$22.48	$25.12	$21.67	$19.92	$22.93
Total Return(b)	(2.68)%	25.03%	12.16%	(6.56)%	7.73%
Net Assets, End of Year (Millions)	$273.66	$198.28	$150.02	$132.19	$150.13
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.13%	1.39%	1.62%	1.28%
Portfolio Turnover Rate(c)	30.17%	34.76%	42.36%	39.41%	27.89%

(a)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Turnover Rate does not include the purchase of securities, resulting from the merger with the Growth Fund. (See Note 8.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$42.89	$40.54	$35.08	$39.35	$42.14
Operations:
Net Investment Income	0.31	0.14	0.20	0.18	0.08
Net Realized and Unrealized Gains/(Losses) on Securities	(6.40)	6.74	6.09	(1.08)	1.80
Total Operations	$(6.09)	$6.88	$6.29	$(0.90)	$1.88
Distributions:
Net Investment Income	(0.30)	(0.14)	(0.20)	(0.20)	(0.11)
Return of Capital	—	—	(0.05)	—	—
Net Realized Capital Gains	(2.03)	(4.39)	(0.58)	(3.17)	(4.56)
Total Distributions	$(2.33)	$(4.53)	$(0.83)	$(3.37)	$(4.67)
Net Asset Value, End of Year	$34.47	$42.89	$40.54	$35.08	$39.35
Total Return(a)	(14.16)%	16.91%	17.90%	(2.39)%	4.37%
Net Assets, End of Year (Millions)	$62.18	$58.61	$41.52	$37.77	$44.88
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.35%	0.50%	0.40%	0.19%
Portfolio Turnover Rate	61.22%	41.50%	34.62%	35.17%	38.37%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$26.37	$22.20	$22.01	$24.23	$25.07
Operations:
Net Investment Income	0.55	0.37	0.43	0.57	0.54
Net Realized and Unrealized Gains/(Losses) on Securities(a)	(3.17)	4.18	0.23	(2.11)	(0.83)
Total Operations	$(2.62)	$4.55	$0.66	$(1.54)	$(0.29)
Distributions:
Net Investment Income	(0.58)	(0.38)	(0.45)	(0.68)	(0.55)
Net Realized Capital Gains	—	—	(0.02)	—	—
Total Distributions	$(0.58)	$(0.38)	$(0.47)	$(0.68)	$(0.55)
Net Asset Value, End of Year	$23.17	$26.37	$22.20	$22.01	$24.23
Total Return(b)	(9.93)%	20.50%	(3.00)%	(6.38)%	(1.16)%
Net Assets, End of Year (Millions)	$17.95	$17.68	$14.18	$13.09	$18.23
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.21%	1.53%	1.95%	1.85%	2.20%
Portfolio Turnover Rate	6.87%	2.48%	7.71%	20.49%	10.25%

(a)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$16.84	$16.67	$16.61	$17.03	$16.47
Operations:
Net Investment Income	0.34	0.31	0.30	0.32	0.35
Net Realized and Unrealized Gains/(Losses) on Securities	(0.44)	0.22	0.21	(0.27)	0.71
Total Operations	$(0.10)	$0.53	$0.51	$0.05	$1.06
Distributions:
Net Investment Income	(0.35)	(0.33)	(0.32)	(0.35)	(0.39)
Return of Capital	—	—	0.00 (a)	—	—
Net Realized Capital Gains	—	(0.03)	(0.13)	(0.12)	(0.11)
Total Distributions	$(0.35)	$(0.36)	$(0.45)	$(0.47)	$(0.50)
Net Asset Value, End of Year	$16.39	$16.84	$16.67	$16.61	$17.03
Total Return(b)	(0.56)%	3.22%	3.08%	0.32%	(6.48)%
Net Assets, End of Year (Millions)	$623.44	$417.66	$303.11	$244.24	$226.14
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.17%	1.88%	1.83%	1.90%	2.08%
Portfolio Turnover Rate	23.40%	34.97%	40.80%	37.09%	27.79%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$17.29	$17.06	$17.36	$17.32	$16.83
Operations:
Net Investment Income	0.32	0.31	0.31	0.34	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	(0.16)	0.24	(0.30)	0.06	0.53
Total Operations	$0.16	$0.55	$0.01	$0.40	$0.90
Distributions:
Net Investment Income	(0.32)	(0.31)	(0.31)	(0.34)	(0.38)
Return of Capital	—	—	0.00 (a)	0.00 (a)	—
Net Realized Capital Gains	(0.01)	(0.01)	—	(0.02)	(0.03)
Total Distributions	$(0.33)	$(0.32)	$(0.31)	$(0.36)	$(0.41)
Net Asset Value, End of Year	$17.12	$17.29	$17.06	$17.36	$17.32
Total Return(b)	0.90%	3.25%	0.05%	2.34%	5.41%
Net Assets, End of Year (Millions)	$178.97	$123.92	$87.75	$66.51	$58.98
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.85%	1.85%	1.98%	2.19%
Portfolio Turnover Rate	10.45%	12.49%	10.05%	13.31%	18.24%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

1)     Organization

The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The net assets of the Johnson Growth Fund were merged with the Johnson Equity Income Fund in a tax-free reorganization on April 20, 2018, and the Growth Fund was subsequently closed; see Note 8 for details of the merger. The Johnson Realty Fund was liquidated and closed on October 31, 2018; see Note 9. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”

New Accounting Pronouncement:

On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration for entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes (a portion of which may be reclaimable) on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

2)     Significant Accounting Policies, continued

Federal Income Tax:

The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2018 for the Opportunity, Fixed Income and Municipal Income Funds, and the 12 months ended October 31, 2018 for the Equity Income and International Funds) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2018:

	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	$246,807,464	$66,055,829	$16,323,802	$624,492,358	$176,756,399
Gross unrealized appreciation	43,481,538	5,346,936	3,266,656	4,969,580	1,680,516
Gross unrealized depreciation	(25,916,306)	(9,058,324)	(1,675,248)	(9,828,012)	(759,860)
Net unrealized appreciation/(depreciation)	17,565,232	(3,711,388)	1,591,408	(4,858,432)	920,656
Undistributed ordinary income	—	—	882	3,297	—
Undistributed long-term capital gains	15,833	14,177	—	—	—
Other Accumulated Losses	(180,796)	—	(448,722)	(889,115)	—
Accumulated Earnings/(Deficits)	$17,400,269	$(3,697,211)	$1,143,568	$(5,744,250)	$920,656

The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, and un-reversed Passive Foreign Investment Company inclusions. Also, as of December 31, 2018, the Equity Income Fund deferred post October losses of $180,796; and the International Fund deferred late year ordinary losses of $72,875.

As of December 31, 2018, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which are not subject to expiration, are as follows:

	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$225,416	$150,431	$375,847
Fixed Income Fund	577,029	312,086	889,115

For the year ended December 31, 2018, the International Fund utilized prior year capital loss carryovers of $63,885.

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

2)     Significant Accounting Policies, continued

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Earnings
Equity Income Fund	$4	$(4)
Opportunity Fund	—	—
International Fund	—	—
Fixed Income Fund	—	—
Municipal Income Fund	(16,469)	16,469

Reasons for the reclassification of components of net assets are attributable to distribution re-designation for return of capital distributions.

The tax character of the distributions paid, as of December 31, 2018, is as follows:

	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2017	$5,965,055	$—	$8,653,497	$—	$14,618,554
	2018	5,920,630	—	16,143,619	—	22,064,249
Johnson Opportunity Fund	2017	1,009,120	—	4,659,681	—	5,668,801
	2018	480,234	—	3,532,076	—	4,012,310
Johnson International Fund	2017	236,839	—	—	18,694	255,533
	2018	440,863	—	—	—	440,863
Johnson Fixed Income Fund	2017	6,824,138	—	837,298	—	7,661,436
	2018	11,654,323	—	5,435	—	11,659,758
Johnson Municipal Income Fund	2017	—	1,864,578	58,804	12,185	1,935,567
	2018	—	2,937,619	62,706	—	3,000,325

*Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)     Security Valuation and Transactions, continued

on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts).  Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.

Corporate Bonds.  The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Certificates of Deposit.  Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds.  Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)     Security Valuation and Transactions, continued

U.S. Government Securities.  U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities.  U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks.  Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market.  Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2018:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$267,558,601	$—	$—	$267,558,601
Cash Equivalents	5,881,314	—	—	5,881,314
Total	$273,439,915	$—	$—	$273,439,915

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$61,687,179	$—	$—	$61,687,179
Cash Equivalents	657,262	—	—	657,262
Total	$62,344,441	$—	$—	$62,344,441

International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$105,567	$—	$—	$105,567
Common Stocks*	16,752,190	$—	$—	16,752,190
Cash Equivalents	1,057,452	—	—	1,057,452
Total	$17,915,209	$—	$—	$17,915,209

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$294,650,964	$—	$294,650,964
Certificates of Deposit	—	248,288	—	248,288
U.S. Government Treasury Obligations	—	122,210,041	—	122,210,041
U.S. Government Agency Obligations	—	44,021,309	—	44,021,309
U.S. Government Agency Obligations – Mortgage-Backed	—	126,058,259	—	126,058,259
Taxable Municipal Bonds	—	23,402,416	—	23,402,416
Preferred Stocks	6,317,505	—	—	6,317,505
Cash Equivalents	2,725,144	—	—	2,725,144
Total	$9,042,649	$610,591,277	$—	$619,633,926

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)     Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$174,485,884	$—	$174,485,884
Cash Equivalents	3,191,171	—	—	3,191,171
Total	$3,191,171	$174,485,884	$—	$177,677,055

*	See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2018.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2018, as indicated below.

Fund	Fee	Management Fee	Payable as of December 31, 2018
Equity Income Fund	1.00%	$2,558,002	$238,811
Opportunity Fund	1.00%	776,647	60,198
International Fund	1.00%	184,238	15,171
Fixed Income Fund	0.85%	4,343,739	442,353
Municipal Income Fund	0.65%	979,432	97,308

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $48,000 for the year ended December 31, 2018, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2018, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	66.26%
Opportunity Fund	74.79%
International Fund	35.71%
Fixed Income Fund	91.75%
Municipal Income Fund	97.39%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

6)     Purchases and Sales of Securities

From January 1, 2018 through December 31, 2018, purchases and sales of investment securities aggregated:

Fund	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$110,337,405	$75,116,329	$—	$—
Johnson Opportunity Fund	61,196,819	45,268,250	—	—
Johnson International Fund	3,015,552	1,212,728	—	—
Johnson Fixed Income Fund	237,816,365	69,365,711	96,034,663	41,030,362
Johnson Municipal Income Fund	63,577,389	14,113,668	—	—

7)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

8)     Merger of the Equity Income Fund and the Growth Fund

The Equity Income Fund acquired all of the assets and liabilities of the Growth Fund in a tax-free reorganization at the close of business on April 20, 2018, pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on January 31, 2018. The acquisition was accomplished by a tax-free exchange of 1,750,757.706 shares of the Growth Fund (valued at $28.31 per share) for 1,988,124.783 shares of the Equity Income Fund (valued at $24.93 per share). Each share of the Growth Fund was exchanged for 1.13558 shares of the Equity Income Fund. The Growth Fund’s net assets, on the day of reorganization, were $49,563,951 including $9,052,398 of unrealized appreciation, and were combined with the Equity Income Fund’s net assets. The net assets of the Equity Income Fund and the Growth Fund, immediately before the acquisition, were $209,264,335, and $49,563,951, respectively. The combined net assets immediately after the acquisition were $258,827,911 for 10,382,516 shares outstanding.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for both Funds, the Equity Income Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:

Net investment income	$3,250,355
Net realized gain (loss) on investment transactions	20,938,106
Net change in unrealized appreciation (depreciation) on investments	(23,085,335)
Net increase (decrease) in net assets resulting from operations	$1,103,126

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Growth Fund that have been included in the Equity Income Fund’s statement of operations since April 20, 2018.

9)     Liquidation of the Realty Fund

The Board of the Trust voted to liquidate the Johnson Realty Fund on August 1, 2018. This liquidation was carefully considered by the Board and came as a recommendation by the Adviser. After an extensive review of the Fund, the Board believed it to be in the best interest of the shareholders to liquidate the Fund. The Fund had not been able to achieve a significant enough size to provide the necessary scale for an efficient operating structure of the Fund.

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2018

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2018 and held through December 31, 2018.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 – December 31, 2018
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$946.03	$4.77
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$893.40	$4.50
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$949.03	$4.78
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,000.61	$4.29
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,005.28	$3.29
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Opportunity, and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2018

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2019

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (76) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	9	None
Independent Trustees
Ronald H. McSwain (76) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (76) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (53) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	9	None
Dr. Jeri B. Ricketts (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	9	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (60) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	N/A	N/A
Jennifer J. Kelhoffer (47) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2018

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100  (800) 541-0170  fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2018

Letter from the Fund President:
December 31, 2018

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2018 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2018 as well as the relative performance compared to each Fund’s benchmark index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Review of Markets

Stocks ended 2018 with a resounding thud, dragging returns from peaks of double-digit gains into negative territory for the first time since 2008. The S&P 500 fell nearly 7% in October, and November’s 2% gain was followed by the worst December since 1946, with a loss of 9%. The full-year losses for the S&P 500 and the Dow Jones Industrial Average were still in the low-single digits thanks to gains in the first nine months. The numbers would have been worse were it not for a record-day on December 26th. The Dow notched its first-ever 1,000-point daily gain, boosting the index over 5% in a single day. The final week of the year added more than 7% to the index.

The fourth-quarter weakness was broad. Stocks fell around the globe, especially those of tech companies. Tech experienced a massive reversal after leading the market higher through September. Earlier gains helped it finish third among sectors for the full year, behind health care and utilities stocks. Cyclical stocks like energy and materials were also big losers.

Mid cap and small cap stocks were hit even harder than large cap. The Russell 2000 Index of small-cap U.S. stocks fell into bear market territory, losing more than 20% from the peak. International stocks fared even worse than the U.S., especially those of emerging markets.

For the full year, bonds were generally flat. Typically bonds would provide positive returns in a year when stocks are negative. The first nine months brought rising interest rates, which left most indices in negative territory coming into the fourth quarter. The stock market selloff led to positive returns for bonds in the fourth quarter, bringing the full-year total returns roughly to even. Municipal bonds finished with slightly positive gains for the full year.

Markets at Odds with Fundamentals

2018 will be remembered as a year when market behavior was out of step with the underlying fundamentals. The volatility spike in the fourth quarter was largely a function of a shift in investor sentiment as opposed to declines in the actual data. While the global economy is showing some signs of slowing, there is little evidence that a global recession is imminent. This is particularly true in the U.S. economy. GDP rose at the fastest pace since 2011, and economic readings are still healthy for the most part. Corporate earnings per share also grew at the fastest pace since 2011, with revenues and margins both exceeding expectations throughout the year. The divergence of market prices from earnings led to a steep drop in valuation. The price-to-earnings (PE) ratio based on next-twelve-months earnings forecasts finished 2017 at 20.0, but fell to 15.4 by the end of 2018. This divergence between prices and fundamentals is a sign of weakening investor optimism about the outlook for 2019. Investors fear the best may be behind us for the economy and stocks. At the same time, this steep drop in valuations creates room for additional gains in 2019 should fundamentals stabilize or resume their upward trend.

Investors Focused on Shifts in Policy

Adding to the concern are several shifts in the policy backdrop. The passage of tax reform in late 2017 gave a one-time boost to corporate earnings growth numbers heading into 2018. With a full year behind us, the bar will be higher for corporations to grow their earnings in the year ahead. Analysts are still predicting growth, but the rate of expansion is expected to be lower than 2018.

Fed commentary exacerbated the volatility in late 2018, as investors were on edge regarding monetary policy. Central banks worldwide have been withdrawing stimulus, and attempting to do so without causing a hard landing for the economy. The Fed raised its benchmark rate several times in 2018, but late in the year backed off some of its earlier hawkish commentary regarding 2019. This was a main reason the market leapt higher in the final week of trading.

Meanwhile, the ongoing trade negotiations continue. They have produced little in the way of landmark agreements, but the concern around this issue has decreased as both sides have shown more willingness to bend. U.S. and Chinese leaders resumed talks in the first week of the New Year.

The U.S. political drama has also picked up. The Democrats won back the House in November, and since then have locked horns with President Trump. The federal government partially shut down after a dispute over funding a border wall prevented passage of a budget bill to fund the

1

Letter from the Fund President: December 31, 2018
government. With Congress split, 2019 is unlikely to produce significant policy shifts, and attention is turning to the 2020 presidential election. Divided government has often proved beneficial to stocks, but political forces are unlikely to be a major driver of returns in 2019 relative to economic and earnings growth.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – December 31, 2018

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.16% during 2018, compared to a 1.63% return for the Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index.

Short duration bond yields began the year at somewhat elevated levels and continued to rise as solid domestic economic growth and steady inflation enabled the Federal Reserve (the “Fed”) to continue tightening monetary policy. The Fed enacted a total of four 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. The combined effect of monetary policy tightening caused interest rates to peak early in the fourth quarter. The Fund has maintained a duration neutral relative to its benchmark, which had limited effect on relative returns as rates moved higher.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, as the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened more than shorter dated credit spreads which detracted from performance. While the Fund’s overweight to corporate bonds was a headwind to performance relative to its benchmark this year, its focus on high quality credits with lower spread volatility was helpful. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the pace of Fed tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure business to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. Overall, the economic backdrop is consistent with current levels of credit spreads and the amount of tightening from current levels is likely to be somewhat limited. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. As such, the Fund maintains its duration neutral to that of its benchmark. Finally, we do not anticipate meaningful upward pressure on short term bond yields, leading to a slightly better total return outlook as rising rates have improved the Fund’s yield over time.

Performance Information
Class I Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A/ML 1 – 3 Year US Corp/Govt Index
One Year	1.16%	1.63%
Five Years	1.30%	1.04%
Ten Years	2.06%	1.56%

3

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – December 31, 2018

Performance Information
Class F Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Short Duration Bond Fund – Class F Shares(a)	B of A/ML 1 – 3 Year US Corp/Govt Index
Since Inception	1.37%	1.96%

Commencement of operations was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 0.26% (Class I shares) and 0.41% (Class F shares). Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index is the established benchmark. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
December 31, 2018

The Johnson Institutional Intermediate Bond Fund provided a total return of 0.42% during 2018, compared to a 0.88% return for the Bloomberg Barclays Capital Intermediate Government Credit Index.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve (the “Fed”) to continue tightening monetary policy. The Fed enacted a total of four 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. The combined effect of monetary policy tightening caused interest rates to peak early in the fourth quarter. As a result, the Fund shifted its duration towards a more neutral stance relative to the benchmark. This was beneficial to the Fund’s performance, as concerns about slowing global growth and stock market volatility pushed bond yields lower to end the year.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, as the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight to long maturity corporate bonds. While the Fund’s overweight to corporate bonds was a headwind to performance relative to its benchmark this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the pace of Fed tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure business to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. Overall, the economic backdrop is consistent with current levels of credit spreads and the amount of tightening from current levels is likely to be somewhat limited. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. As such, the Fund has shifted its duration to a more neutral stance to that of its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, we do not anticipate meaningful upward pressure on short term bond yields, leading to a slightly better total return outlook as rising rates have improved the Fund’s yield over time.

Performance Information
Class I Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt Credit Index
One Year	0.42%	0.88%
Five Years	2.39%	1.86%
Ten Years	3.40%	2.90%

5

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review - December 31, 2018

Performance Information
Class F Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Intermediate Bond Fund – Class F Shares	Bloomberg Barclays Capital Intermediate Govt Credit Index
Since Inception(b)	1.72%	2.55%

Commencement of operations was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 0.26% (Class I shares) and 0.41% (Class F shares). Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The Bloomberg Barclays Intermediate Government Credit Index is the established benchmark. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – December 31, 2018

The Johnson Institutional Core Bond Fund provided a total return of 0.13% during 2018, compared to a 0.01% return for the Bloomberg Barclays Capital Aggregate Index.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve (the “Fed”) to continue tightening monetary policy. The Fed enacted a total of four 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. The combined effect of monetary policy tightening caused interest rates to peak early in the fourth quarter. As a result, the Fund shifted its duration towards a more neutral stance relative to the benchmark. This was beneficial to the Fund’s performance, as concerns about slowing global growth and stock market volatility pushed bond yields lower to end the year.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, as the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight to long maturity corporate bonds and contributed to the Fund’s outperformance. While the Fund maintained an overweight to corporate bonds relative to its benchmark this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the pace of Fed tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure business to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. Overall, the economic backdrop is consistent with current levels of credit spreads and the amount of tightening from current levels is likely to be somewhat limited. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. As such, the Fund has shifted its duration to a more neutral stance to that of its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, we do not anticipate meaningful upward pressure on short term bond yields, leading to a slightly better total return outlook as rising rates have improved the Fund’s yield over time.

Performance Information
Class I Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg Barclays Capital Aggregate Index
One Year	0.13%	0.01%
Five Years	3.07%	2.52%
Ten Years	4.12%	3.48%

7

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2018

Performance Information
Class F Shares

Average Annual Total Returns as of December 31, 2018
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
Since Inception	2.14%	2.49%

Commencement of operations was May 1, 2018

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.25% (Class I shares) and 0.40% (Class F shares). Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2018

The total return for the Johnson Enhanced Return Fund in 2018 was -6.06% compared to -4.38% for the S&P 500 Index. The Fund’s underperformance was driven by rising short and intermediate bond yields which muted total returns in the bond portion of the portfolio. Reminder that the Fund uses future contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.

In 2018, the S&P 500 Index posted its first calendar-year loss since 2008. Through mid-September, markets had gained 11% before sentiment shifted and volatility returned in the fourth quarter, with stock markets dropping 19% from their peak before recovering nearly 7% during the final week of trading. Returns were mixed by sector, with Health Care and Utility stocks posting mid-single digit gains and cyclical sectors such as Energy and Materials posting double-digit losses. Meanwhile, the Federal Reserve (the “Fed”) enacted a total of four 25 basis point rate hikes and continued to slow the amount of securities it reinvested from its balance sheet. Although incoming economic and inflationary data may influence their outlook, the Fed anticipates further tightening in monetary policy, albeit at a very gradual pace. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.

Short duration bond yields began the year at somewhat elevated levels and continued to rise further as solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. Although the Fund maintained a relatively short duration stance to guard against rising interest rates, the increase in government bond yields contributed to the Fund’s underperformance relative to its benchmark. In addition, the Fund’s corporate bond holdings detracted from relative performance as spreads widened during 2018. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to increasingly attractive corporate yield spreads. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising rates.

Looking forward into next year we expect the pace of Fed tightening to slow significantly. Economic growth is likely to soften some, as the impact of last year’s fiscal stimulus package begins to fade. Global economic growth is showing signs of slowing as well, which may pressure businesses to cut back on capital investment. The threat of implementing additional tariffs may also harm business confidence. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a strong labor market. Overall, the economic backdrop is consistent with current levels of credit spreads and the amount of tightening from current levels is likely to be somewhat limited. With the Fed Funds rate now quite close to the Fed’s own estimate of the long run neutral rate, further meaningful upside in interest rates is unlikely. As such, the Fund has extended duration modestly in the bond portion of the portfolio, which helps to maintain the Fund’s yield advantage and will be additive to performance should interest rates decline.

Average Annual Total Returns as of December 31, 2018
	Enhanced Return Fund	S&P 500 Index
One Year	-6.06%	-4.38%
Five Years	8.34%	8.49%
Ten Years	14.09%	13.12%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2018, the Fund’s total operating expense ratio was 0.36%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

9

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
American Express Credit, 2.250% Due 05/05/2021	2,750,000	$2,691,077
Bank of America Corp., 3.300% Due 01/11/2023	3,100,000	3,053,063
AON Corp., 5.000% Due 09/30/2020	2,575,000	2,650,119
BB&T Corp., 5.250% Due 11/01/2019	2,400,000	2,440,117
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	2,800,000	2,759,956
Fifth Third Bancorp, 4.300% Due 01/16/2024	2,300,000	2,326,832
Huntington Bancshares, 2.300% Due 01/14/2022	2,500,000	2,413,775
JP Morgan Chase & Co., 3.375% Due 05/01/2023	1,000,000	978,131
JP Morgan Chase & Co., 4.500% Due 01/24/2022	2,000,000	2,060,771
Keycorp, 5.100% Due 03/24/2021	2,500,000	2,592,878
Morgan Stanley, 5.500% Due 07/28/2021	2,500,000	2,619,962
MUFG Union Bank NA, 2.250% Due 05/06/2019	1,745,000	1,739,420
PNC Bank, 2.700% Due 11/01/2022	2,900,000	2,818,075
Prudential Financial Inc., 5.375% Due 06/21/2020	750,000	772,845
Suntrust Banks Inc., 2.900% Due 03/03/2021	2,500,000	2,478,374
Travelers Companies Inc., 5.900% Due 06/02/2019	3,000,000	3,037,566
Wells Fargo & Co., 3.450% Due 02/13/2023	2,800,000	2,741,250
28.3% – Total Finance		$40,174,211
AT&T Inc., 3.600% Due 02/17/2023	2,400,000	2,385,128
BP AMI Leasing Inc.(a), 5.523% Due 05/08/2019	1,000,000	1,008,221
BP Capital Markets PLC, 4.750% Due 03/10/2019	1,965,000	1,970,976
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	3,000,000	3,036,564
Chevron Corp. (3 month LIBOR + 0.950%)*, 3.579% Due 05/16/2021	1,000,000	1,010,748
CVS Health Corp., 4.125% Due 05/15/2021	2,477,000	2,506,325
Eaton Electric Holdings, 3.875% Due 12/15/2020	2,409,000	2,429,879

Fixed Income Securities – Bonds	Face Value	Fair Value
Emerson Electric Co., 4.250% Due 11/15/2020	1,200,000	$1,224,280
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.788% Due 03/15/2023	3,500,000	3,157,182
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,476,000	1,487,420
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,025,000	1,046,399
Kroger Co., 3.850% Due 08/01/2023	2,200,000	2,218,062
Norfolk Southern Corp., 5.900% Due 06/15/2019	2,500,000	2,526,666
Shell International, 4.375% Due 03/25/2020	2,800,000	2,848,297
Verizon Communications, 5.150% Due 09/15/2023	2,600,000	2,767,323
22.3% – Total Industrial		$31,623,470
Duke Energy Corp., 5.050% Due 09/15/2019	2,494,000	2,517,053
Enterprise Products, 3.350% Due 03/15/2023	500,000	493,170
Enterprise Products, 6.500% Due 01/31/2019	2,000,000	2,004,398
Eversource Energy, 2.500% Due 03/15/2021	700,000	687,977
Eversource Energy, 2.750% Due 03/15/2022	1,330,000	1,306,924
Georgia Power Co., 2.850% Due 05/15/2022	1,600,000	1,571,818
Georgia Power Co., 4.250% Due 12/01/2019	1,040,000	1,048,049
Interstate Power & Light, 3.650% Due 09/01/2020	2,600,000	2,617,391
National Rural Utilites Corp., 1.500% Due 11/01/2019	1,000,000	986,810
National Rural Utilites Corp., 2.300% Due 11/15/2019	1,000,000	994,282
National Rural Utilites Corp., 2.350% Due 06/15/2020	1,000,000	989,800
Berkshire Hathaway Energy Co., 2.400% Due 02/01/2020	2,807,000	2,788,672
NStar, 4.500% Due 11/15/2019	600,000	605,518
Virginia Electric & Power Co., 5.000% Due 06/30/2019	2,858,000	2,880,004

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
Xcel Energy Inc., 4.700% Due 05/15/2020	2,566,000	$2,596,649
16.9% – Total Utilities		$24,088,515
67.5% Total Corporate Bonds		$95,886,196
Certificates of Deposit
Goldmans Sachs, 3.400% Due 10/17/2023	250,000	248,288
0.2% – Total For Certificates of Deposit		$248,288
United States Government Treasury Obligations
Treasury Bond, 1.250% Due 04/30/2019	1,000,000	995,898
Treasury Note, 1.500% Due 05/31/2020	2,300,000	2,266,219
Treasury Note, 1.625% Due 08/31/2022	1,000,000	970,000
Treasury Note, 1.625% Due 03/31/2019	2,000,000	1,996,081
Treasury Note (TBill 13-week auction high rate + 0.033%)*, 2.513% Due 04/30/2020	1,800,000	1,799,350
Treasury Note (TBill 13-week auction high rate + 0.043%)*, 2.523% Due 07/30/2020	1,650,000	1,649,146
6.8% – Total United States Government Treasury Obligations		$9,676,694
United States Government Agency Obligations
FHLMC Step-up*, 1.625% Due 08/24/2021	1,500,000	1,481,802
FHLMC Step-up*, 1.900% Due 11/23/2021	2,000,000	1,977,548
FHLMC Step-up*, 3.000% Due 06/28/2023	1,500,000	1,500,599
FHLMC Step-up*, 2.000% Due 05/10/2022	1,000,000	994,354
FHLMC Step-up*, 2.050% Due 06/21/2022	2,000,000	1,986,372
FHLMC Step-up*, 2.000% Due 07/12/2022	2,000,000	1,987,624
FHLMC Step-up*, 2.000% Due 07/18/2022	1,000,000	991,231
FHLMC Step-up*, 2.000% Due 07/26/2022	1,750,000	1,733,597
FHLMC Step-up*, 2.150% Due 10/27/2022	1,900,000	1,884,770

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Step-up*, 2.125% Due 09/29/2022	2,000,000	$1,981,832
11.6% – Total United States Government Agency Obligations		$16,519,729
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.311% Due 04/01/2042	324,451	328,953
FHLMC Series 2989 Class TG, 5.000% Due 06/15/2025	441,338	453,692
FHLMC Series 4009 Class PA, 2.000% Due 06/15/2041	357,166	347,093
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	355,729	351,442
FHLMC Pool G18642, 3.500% Due 04/01/2032	4,027,575	4,081,899
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*, 2.760% Due 02/01/2046	717,255	721,053
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*, 2.804% Due 12/01/2044	527,523	530,325
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	268,855	274,831
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	1,071,389	1,044,043
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	1,385,395	1,398,343
FNMA Pool 465973, 3.590% Due 10/01/2020	2,848,940	2,883,151
FNMA Pool AL6465, 3.252% Due 11/01/2023	907,889	920,890
FNMA Pool MA0384, 5.000% Due 04/01/2030	637,661	668,229
GNMA Pool 2004-95 Class QA, 4.500% Due 03/20/2034	25,765	26,213
GNMA Pool 726475, 4.000% Due 11/15/2024	166,891	170,915
10.0% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$14,201,072

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities – Bonds	Face Value	Fair Value
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue, 3.491% Due 04/15/2023	1,400,000	$1,418,858
1.0% – Total For Taxable Municipal Bonds		$1,418,858
Total Fixed Income Securities 97.1%		$137,950,837
(Identified Cost $139,736,631)

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**	3,087,514	$3,087,514
Total Cash Equivalents 2.2%		$3,087,514
(Identified Cost $3,087,514)
Total Portfolio Value 99.3%		$141,038,351
(Identified Cost $142,824,145)
Other Assets in Excess of Liabilities 0.7%		$987,188
Total Net Assets 100.0%		$142,025,539
*	Variable Rate Security; the rate shown is as of December 31, 2018.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.
(a)	144a Securities. The total fair value of such securities as of December 31, 2018 was $1,008,221 and represented 0.71% of net assets.
-	BP AMI Leasing Inc. was purchased on September 27, 2018 for $1,016,940; price on December 31, 2018 was $100.822.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
AON Corp., 4.000% Due 11/27/2023	2,116,000	$2,141,454
American Express Co., 3.000% Due 10/30/2024	2,300,000	2,200,962
BB&T Corp., 3.950% Due 03/22/2022	1,000,000	1,012,842
BB&T Corp., 5.250% Due 11/01/2019	1,000,000	1,016,715
Bank of America Corp., 3.248% Due 10/21/2027	2,925,000	2,707,513
Fifth Third Bancorp, 4.300% Due 01/16/2024	2,000,000	2,023,332
Huntington Bancshares, 2.300% Due 01/14/2022	2,000,000	1,931,020
JP Morgan Chase & Co., 3.875% Due 09/10/2024	2,000,000	1,967,951
Keycorp, 5.100% Due 03/24/2021	1,000,000	1,037,151
Keycorp, 4.100% Due 04/30/2028	1,000,000	1,001,322
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	1,500,000	1,477,551
Morgan Stanley, 5.500% Due 07/28/2021	2,000,000	2,095,969
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	1,290,000	1,293,080
PNC Bank NA, 3.900% Due 04/29/2024	500,000	495,726
PNC Bank NA, 6.875% Due 05/15/2019	1,500,000	1,520,585
Prudential Financial Inc., 4.500% Due 11/15/2020	1,000,000	1,022,874
Suntrust Bank Inc., 4.000% Due 05/01/2025	2,000,000	2,006,427
US Bancorp, 3.100% Due 04/27/2026	2,000,000	1,893,769
US Bancorp, 3.600% Due 09/11/2024	1,000,000	995,196
Wells Fargo & Co., 4.300% Due 07/22/2027	1,400,000	1,377,131
Wells Fargo & Co., 4.480% Due 01/16/2024	1,220,000	1,234,635
23.5% – Total Finance		$32,453,205
AT&T Inc., 3.400% Due 05/15/2025	2,000,000	1,883,306
CVS Health Corp., 3.875% Due 07/20/2025	2,000,000	1,949,000
Eaton Corp., 2.750% Due 11/02/2022	1,900,000	1,847,927
General Electric Capital Corp. (3 month LIBOR + 0.950%)*, 3.788% Due 03/15/2023	2,950,000	2,661,054

Fixed Income Securities	Face Value	Fair Value
Goodrich Corp., 4.875% Due 03/01/2020	1,000,000	$1,014,536
Johnson Controls International PLC, 3.750% Due 12/01/2021	990,000	997,660
Johnson Controls International PLC, 3.900% Due 02/14/2026	1,000,000	980,709
Kroger Co., 3.500% Due 02/01/2026	2,100,000	1,992,205
Norfolk Southern Corp., 5.900% Due 06/15/2019	500,000	505,333
Shell International, 2.125% Due 05/11/2020	1,535,000	1,520,654
Shell International, 3.250% Due 05/11/2025	1,350,000	1,331,153
Target Corp., 2.500% Due 04/15/2026	2,000,000	1,867,208
Union Pacific Corp., 3.500% Due 06/08/2023	2,150,000	2,154,085
Verizon Communications, 4.672% Due 03/15/2055	1,782,000	1,636,409
16.1% – Total Industrial		$22,341,239
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	2,175,000	2,205,889
Duke Energy Corp., 5.050% Due 09/15/2019	620,000	625,731
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,004,055
Enterprise Products, 3.750% Due 02/15/2025	1,860,000	1,840,390
Eversource Energy, 2.500% Due 03/15/2021	1,000,000	982,825
Eversource Energy, 2.800% Due 05/01/2023	1,000,000	975,815
Interstate Power & Light, 3.250% Due 12/01/2024	1,825,000	1,778,541
Georgia Power Co., 2.000% Due 03/30/2020	1,300,000	1,278,779
Georgia Power Co., 2.850% Due 05/15/2022	1,111,000	1,091,431
National Rural Utilities Corp., 2.150% Due 02/01/2019	2,000,000	1,998,125
NStar, 4.500% Due 11/15/2019	500,000	504,598
Virginia Electric & Power, 5.000% Due 06/30/2019	2,000,000	2,015,398
Xcel Energy Inc., 4.700% Due 05/15/2020	2,000,000	2,023,888
13.2% – Total Utilities		$18,325,465
52.8% Total Corporate Bonds		$73,119,909

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
Certificates of Deposit
Goldmans Sachs, 3.400% Due 10/17/2023	250,000	$248,288
0.2% – Total For Certificates of Deposit		$248,288
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,814,257	1,719,859
Treasury Note, 1.750% Due 11/30/2019	8,000,000	7,937,187
Treasury Note, 2.125% Due 11/30/2023	7,000,000	6,873,672
Treasury Note, 2.750% Due 02/15/2028	7,000,000	7,036,094
Treasury Note (TBill 13-week auction high rate + 0)*, 2.480% Due 01/31/2020	5,000,000	4,997,796
20.6% – Total United States Government Treasury Obligations		$28,564,608
United States Government Agency Obligations
FHLMC Step-up*, 1.875% Due 07/12/2021	2,000,000	1,978,442
FHLMC Step-up*, 2.000% Due 06/15/2022	1,800,000	1,786,815
FHLMC Step-up*, 2.050% Due 06/21/2022	3,000,000	2,979,558
FHLMC Step-up*, 2.000% Due 07/12/2022	3,500,000	3,478,342
7.4% – Total United States Government Agency Obligations		$10,223,157
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.311% Due 04/01/2042	347,626	352,450
FHLMC Pool J12635, 4.000% Due 07/01/2025	345,043	353,941
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	113,439	116,478
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	702,802	709,372
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	145,196	143,445
FHLMC Series 4646 Class D, 3.500% Due 01/15/2042	2,931,128	2,979,631

Fixed Income Securities	Face Value	Fair Value
FHLMC Pool G08068, 5.500% Due 07/01/2035	199,326	$214,956
FHLMC Pool G18642, 3.500% Due 04/01/2032	2,247,949	2,278,269
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.285% Due 12/01/2041	268,666	272,908
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*, 2.804% Due 12/01/2044	541,835	544,714
FNMA Pool AA4392, 4.000% Due 04/01/2039	273,526	281,223
FNMA Pool AN8842, 3.320% Due 04/01/2028	2,500,000	2,489,414
FNMA Series 2015-37 Class BA, 3.000% Due 08/25/2044	1,570,793	1,568,710
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,088,896	1,067,376
FNMA Series 2016-99 Class TA, 3.500% Due 03/25/2036	857,875	874,006
FNMA Pool MA0384, 5.000% Due 04/01/2030	255,064	267,292
FNMA Series 2011-52 Class PC, 3.000% Due 03/25/2041	1,249,734	1,249,749
11.4% – Total United States Government Agency Obligations – Mortgage Backed Securities		$15,763,934
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue, 5.330% Due 06/01/2020	725,000	747,069
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	1,000,000	1,063,930
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	3,000,000	3,111,780
Kentucky Asset Liability Commission Revenue, 4.104% Due 04/01/2019	1,000,000	1,003,160
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	300,000	313,821
University of Cincinnati Ohio General Receipts Revenue, 5.117% Due 06/01/2021	1,435,000	1,487,306
5.6% – Total Taxable Municipal Bonds		$7,727,066
Total Fixed Income Securities, 98.0%		$135,646,962
(Identified Cost $137,336,970)

Fixed Income Securities	Shares	Fair Value
Preferred Stocks
Allstate Corp., 5.100% Due 01/15/2053	59,890	$1,427,778
Total Preferred Stocks, 1.0%		$1,427,778
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**	483,910	483,910
Total Cash Equivalents 0.4%		$483,910
(Identified Cost $483,910)
Total Portfolio Value 99.4%		$137,558,650
(Identified Cost $139,266,911)
Other Assets in Excess of Liabilities 0.6%		$858,655
Total Net Assets 100.0%		$138,417,305
*	Variable Rate Security; the rate shown is as of December 31, 2018.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.

ARM – Adjustable Rate Mortgage

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
American Express Co., 3.000% Due 10/30/2024	3,300,000	$3,157,902
American Express Co., 3.625% Due 12/05/2024	100,000	97,758
AON Corp., 3.500% Due 06/14/2024	1,650,000	1,611,188
AON Corp., 3.875% Due 12/15/2025	1,850,000	1,825,595
AON Corp., 4.000% Due 11/27/2023	1,000,000	1,012,030
Bank of America Corp., 3.248% Due 10/21/2027	5,000,000	4,628,227
BB&T Corp., 3.950% Due 03/22/2022	3,175,000	3,215,772
Fifth Third Bancorp, 4.300% Due 01/16/2024	3,500,000	3,540,831
Huntington Bancshares, 2.300% Due 01/14/2022	225,000	217,240
Huntington Bancshares, 3.150% Due 03/14/2021	3,525,000	3,509,306
JP Morgan Chase & Co., 3.375% Due 05/01/2023	100,000	97,813
JP Morgan Chase & Co., 3.875% Due 09/10/2024	3,400,000	3,345,517
Keycorp, 4.100% Due 04/30/2028	3,000,000	3,003,967
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	1,265,000	1,246,068
Morgan Stanley, 2.625% Due 11/17/2021	3,250,000	3,172,088
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	1,150,000	1,152,746
National City Bank NA, 6.875% Due 05/15/2019	1,745,000	1,768,947
Suntrust Bank Inc., 4.000% Due 05/01/2025	3,300,000	3,310,604
PNC Financial Services, 3.900% Due 04/29/2024	1,325,000	1,313,673
US Bancorp, 3.100% Due 04/27/2026	3,500,000	3,314,096
US Bancorp, 3.600% Due 09/11/2024	1,100,000	1,094,715
Wells Fargo & Co., 4.100% Due 06/03/2026	4,030,000	3,935,419
22.8% – Total Finance		$49,571,502
AT&T Inc., 3.400% Due 05/15/2025	3,500,000	3,295,785
CVS Health Corp., 3.875% Due 07/20/2025	3,300,000	3,215,851
Eaton Corp., 2.750% Due 11/02/2022	2,275,000	2,212,649

Fixed Income Securities	Face Value	Fair Value
General Electric Co., 4.650% Due 10/17/2021	2,000,000	$2,005,999
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.436% Due 04/15/2023	1,165,000	1,055,432
Georgia Power, 2.000% Due 03/30/2020	1,930,000	1,898,496
Georgia Power, 2.000% Due 09/08/2020	2,525,000	2,467,645
Johnson Controls International PLC, 3.625% Due 07/02/2024	1,225,000	1,207,130
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,000,000	1,007,737
Johnson Controls International PLC, 3.900% Due 02/14/2026	1,000,000	980,708
Kroger Co., 4.000% Due 02/01/2024	150,000	151,269
Kroger Co., 3.500% Due 02/01/2026	3,300,000	3,130,608
Norfolk Southern Corp., 5.900% Due 06/15/2019	70,000	70,747
Shell International, 3.250% Due 05/11/2025	2,115,000	2,085,473
Union Pacific Corp., 3.500% Due 06/08/2023	2,800,000	2,805,320
Union Pacific Corp., 7.875% Due 01/15/2019	250,000	250,391
Verizon Communications, 4.672% Due 03/15/2055	3,379,000	3,102,933
14.3% – Total Industrial		$30,944,173
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	3,120,000	3,164,309
Duke Energy Corp., 2.650% Due 09/01/2026	475,000	431,839
Duke Energy Corp., 3.550% Due 09/15/2021	2,825,000	2,832,668
Enterprise Products, 3.350% Due 03/15/2023	1,640,000	1,617,598
Enterprise Products, 3.750% Due 02/15/2025	1,275,000	1,261,558
Eversource Energy, 2.800% Due 05/01/2023	2,225,000	2,171,187
Interstate Power & Light, 3.400% Due 08/15/2025	525,000	508,646
Interstate Power & Light, 3.650% Due 09/01/2020	2,575,000	2,592,223
National Rural Utilities Corp., 2.300% Due 11/15/2019	1,595,000	1,585,880

The accompanying notes are an integral part of these financial statements.

16

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
National Rural Utilities Corp., 3.050% Due 02/15/2022	100,000	$99,644
NStar, 4.500% Due 11/15/2019	1,000,000	1,009,196
Virginia Electric & Power Co., 2.950% Due 01/15/2022	390,000	385,753
Virginia Electric & Power Co., 3.450% Due 09/01/2022	2,315,000	2,323,545
Xcel Energy Inc., 3.300% Due 06/01/2025	725,000	708,470
Xcel Energy Inc., 4.700% Due 05/15/2020	2,290,000	2,317,352
10.6% – Total Utilities		$23,009,868
47.7% Total Corporate Bonds		$103,525,543
Certificates of Deposit
Goldmans Sachs, 3.400% Due 10/17/2023	250,000	248,288
0.1% – Total For Certificates of Deposit		$248,288
United States Government Treasury Obligations
Treasury Bond, 2.500% Due 02/15/2045	9,000,000	8,156,250
Treasury Bond, 2.750% Due 08/15/2047	4,100,000	3,882,988
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	2,387,022	2,464,227
Treasury Note, 1.500% Due 05/31/2020	2,000,000	1,970,625
Treasury Note, 1.750% Due 11/30/2019	6,500,000	6,448,965
Treasury Note, 2.500% Due 05/15/2046	11,800,000	10,641,664
Treasury Note, 2.750% Due 02/15/2028	10,000,000	10,051,563
Treasury Note (TBill 13-week auction high rate + 0.033)*, 2.513% Due 04/30/2020	950,000	949,657
20.5% – Total United States Government Treasury Obligations		$44,565,939
United States Government Agency Obligations
FHLMC Step-up*, 1.625% Due 08/24/2021	5,225,000	5,161,610
FHLMC Step-up*, 2.000% Due 05/10/2022	2,000,000	1,988,708

Fixed Income Securities	Face Value	Fair Value
FHLMC Step-up*, 2.000% Due 07/18/2022	200,000	$198,246
FHLMC Step-up*, 2.000% Due 07/26/2022	1,500,000	1,485,941
FHLMC Step-up*, 2.150% Due 10/27/2022	1,000,000	991,984
FHLMC Step-up*, 2.125% Due 09/29/2022	200,000	198,183
FHLMC Step-up*, 3.000% Due 06/28/2023	2,500,000	2,500,998
FHLMC Step-up*, 3.000% Due 08/21/2023	1,000,000	1,000,353
6.2% – Total United States Government Agency Obligations		$13,526,023
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.311% Due 04/01/2042	347,626	352,450
FHLMC Pool G01880, 5.000% Due 08/01/2035	87,849	93,244
FHLMC Pool G06616, 4.500% Due 12/01/2035	179,944	187,093
FHLMC Pool G08068, 5.500% Due 07/01/2035	450,649	485,987
FHLMC Pool G09921, 4.000% Due 07/01/2024	229,269	235,174
FHLMC Pool G13596, 4.000% Due 07/01/2024	867,275	889,531
FHLMC Pool G18642, 3.500% Due 04/01/2032	3,371,923	3,417,403
FHLMC Pool G18667, 3.500% Due 11/01/2032	2,471,279	2,504,537
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	99,259	101,918
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	702,802	709,372
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	290,391	286,891
FHLMC Series 4087 Class PT, 3.000% Due 07/15/2042	949,202	949,818
FHLMC Series 4161 Class QA, 3.000% Due 02/15/2043	225,962	223,931
FHLMC Series 4582 Class PA, 3.000% Due 11/15/2045	1,466,440	1,458,037

The accompanying notes are an integral part of these financial statements.

17

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
FHLMC Series 4689 Class DA, 3.000% Due 07/15/2044	1,792,520	$1,779,404
FHLMC Series 4709 Class EA, 3.000% Due 01/15/2046	1,921,964	1,918,342
FHLMC Series 4808 Class PK, 3.500% Due 10/15/2045	1,465,747	1,487,126
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.285% Due 12/01/2041	268,666	272,908
FNMA Pool 1107, 3.500% Due 07/01/2032	910,378	927,302
FNMA Pool 889050, 6.000% Due 05/01/2037	322,102	350,944
FNMA Pool 995112, 5.500% Due 07/01/2036	172,428	185,654
FNMA Pool AA4392, 4.000% Due 04/01/2039	273,526	281,223
FNMA Pool AL9309, 3.500% Due 10/01/2031	979,181	992,783
FNMA Pool AN8842, 3.320% Due 04/01/2028	3,000,000	2,987,297
FNMA Pool AN9848, 3.740% Due 07/01/2028	2,500,000	2,555,480
FNMA Pool BL0189, 3.830% Due 10/01/2028	2,000,000	2,069,027
FNMA Pool MA0384, 5.000% Due 04/01/2030	204,052	213,833
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	164,437	168,092
FNMA Series 2005-64 Class PL, 5.500% Due 07/25/2035	102,293	109,806
FNMA Series 2011-53 Class DT, 4.500% Due 06/25/2041	266,204	283,703
FNMA Series 2013-21 Class VA, 3.000% Due 07/25/2028	910,856	908,995
FNMA Series 2013-83 Class MH, 4.000% Due 08/25/2043	408,043	427,526
FNMA Series 2014-20 Class AC, 3.000% Due 08/25/2036	735,164	735,539
FNMA Series 2014-28 Class PA, 3.500% Due 02/25/2043	359,829	365,220
FNMA Series 2015-72 Class GB, 2.500% Due 12/25/2042	1,239,173	1,219,689
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	2,758,536	2,704,020

Fixed Income Securities	Face Value	Fair Value
FNMA Series 2016-79 Class L, 2.500% Due 10/25/2044	1,851,322	$1,787,535
FNMA Series 2016-99 Class TA, 3.500% Due 03/25/2036	725,894	739,544
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	2,424,440	2,447,100
FNMA Series 2018-67 Class BA, 4.500% Due 03/25/2046	1,888,541	1,987,643
GNMA Pool 2009-124 Class L, 4.000% Due 11/20/2038	49,365	49,533
19.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$41,850,654
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue, 5.330% Due 06/01/2020	750,000	772,830
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	750,000	715,530
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	1,785,000	1,899,115
Kansas Development Finance Authority Revenue, 3.741% Due 04/15/2025	3,705,000	3,788,474
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	125,000	129,658
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	295,000	308,591
Kentucky Property and Buildings Commission Revenue, 5.373% Due 11/01/2025	590,000	639,436
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	971,422
Ohio Major New Infrastructure Revenue, 4.994% Due 12/15/2020	850,000	887,120
4.7% – Total Taxable Municipal Bonds		$10,112,176
Total Fixed Income Securities, Due 98.5%		$213,828,623
(Identified Cost $216,710,123)

The accompanying notes are an integral part of these financial statements.

18

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Shares	Fair Value
Preferred Stocks
Allstate Corp., 5.100% Due 01/15/2053	83,000	$1,978,720
Total Preferred Stocks 0.9%		$1,978,720
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**	53,940	53,940
Total Cash Equivalents 0.0%		$53,940
(Identified Cost $53,940)
Total Portfolio Value 99.4%		$215,861,283
(Identified Cost $218,798,880)
Other Assets in Excess of Liabilities 0.6%		$1,386,130
Total Net Assets 100%		$217,247,413
*	Variable Rate Security; the rate shown is as of December 31, 2018.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

19

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Ace INA Holdings Inc., 5.900% Due 06/15/2019	679,000	$687,781
American Express Credit, 2.250% Due 05/05/2021	2,600,000	2,544,291
AON Corp., 5.000% Due 09/30/2020	2,500,000	2,572,931
Bank of America Corp., 3.300% Due 01/11/2023	2,700,000	2,659,119
BB&T Corp., 5.250% Due 11/01/2019	1,810,000	1,840,255
BB&T Corp., 6.850% Due 04/30/2019	1,000,000	1,012,288
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	1,151,000	1,134,539
Fith Third Bancorp, 4.300% Due 01/16/2024	2,200,000	2,225,666
Huntington Bancshares, 2.300% Due 01/14/2022	1,500,000	1,448,265
Huntington Bancshares, 3.150% Due 03/14/2021	500,000	497,774
JP Morgan Chase & Co., 4.500% Due 01/24/2022	2,600,000	2,679,002
Key Bank NA, 2.350% Due 03/08/2019	500,000	499,356
PNC Bank, 2.700% Due 11/01/2022	2,700,000	2,623,725
Keycorp, 5.100% Due 03/24/2021	2,000,000	2,074,302
Morgan Stanley, 5.500% Due 07/28/2021	2,200,000	2,305,566
Suntrust Banks Inc. 2.900% Due 03/03/2021	2,000,000	1,982,699
Travelers Companies Inc., 5.900% Due 06/02/2019	2,800,000	2,835,061
Wells Fargo & Co., 3.450% Due 02/13/2023	2,600,000	2,545,446
27.1% – Total Finance		$34,168,066
AT&T, 3.600% Due 02/17/2023	2,300,000	2,285,748
BP AMI Leasing Inc.(a), 5.523% Due 05/08/2019	1,400,000	1,411,510
BP Capital Markets PLC, 4.750% Due 03/10/2019	1,379,000	1,383,194
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	1,640,000	1,659,988
Chevron Corp., 1.561% Due 05/16/2019	500,000	497,300
Chevron Corp. (3 month LIBOR + 0.530)*, 3.268% Due 03/03/2022	2,100,000	2,105,453

Fixed Income Securities	Face Value	Fair Value
CVS Health Corp., 4.125% Due 05/15/2021	2,300,000	$2,327,230
Eaton Electric Holdings, 3.875% Due 12/15/2020	1,025,000	1,033,884
General Electric Capital Corp. (3 month LIBOR + 0.300%)*, 2.736% Due 05/13/2024	1,600,000	1,312,000
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.436% Due 04/15/2023	2,000,000	1,811,900
Johnson Controls International PLC, 4.250% Due 03/01/2021	1,000,000	1,019,182
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,560,000	1,592,568
Kroger Co., 3.850% Due 08/01/2023	2,200,000	2,218,062
McDonald’s Corp., 2.200% Due 05/26/2020	1,745,000	1,725,519
Norfolk Southern Corp., 5.900% Due 06/15/2019	1,377,000	1,391,688
Union Pacific Corp., 1.800% Due 02/01/2020	770,000	759,986
Union Pacific Corp., 2.250% Due 02/15/2019	2,000,000	1,996,477
Verizon Communications, 5.150% Due 09/15/2023	2,450,000	2,607,670
23.1% – Total Industrials		$29,139,359
Duke Energy Corp., 5.050% Due 09/15/2019	2,748,000	2,773,401
Enterprise Products, 6.500% Due 01/31/2019	2,000,000	2,004,398
Eversource Energy, 2.750% Due 03/15/2022	2,000,000	1,965,299
Eversource, 4.500% Due 11/15/2019	480,000	484,414
Georgia Power, 2.850% Due 05/15/2022	2,600,000	2,554,204
Interstate Power & Light, 3.650% Due 09/01/2020	2,450,000	2,466,387
National Rural Utilites Corp., 1.650% Due 02/08/2019	1,000,000	998,537
National Rural Utilites Corp., 2.350% Due 06/15/2020	1,817,000	1,798,467
Nevada Power Co., 2.750% Due 04/15/2020	1,300,000	1,297,059
Virginia Electric & Power, 5.000% Due 06/30/2019	2,020,000	2,035,552

The accompanying notes are an integral part of these financial statements.

20

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2018

Fixed Income Securities	Face Value	Fair Value
Xcel Energy Inc., 4.700% Due 05/15/2020	2,400,000	$2,428,666
16.5% – Total Utilities		$20,806,384
66.7% Total Corporate Bonds		$84,113,809
Certificates of Deposit
Goldmans Sachs, 3.400% Due 10/17/2023	250,000	248,288
0.2% – Total For Certificates of Deposit		$248,288
United States Government Treasury Obligations
Treasury Note(b), 1.500% Due 05/31/2020	1,665,000	1,640,545
Treasury Note(b), 3.625% Due 08/15/2019	5,610,000	5,645,501
5.8% – Total United States Government Treasury Obligations		$7,286,046
United States Government Agency Obligations
FHLMC Step-up* 2.000% Due 09/15/2022	1,500,000	1,478,283
FHLMC Step-up*, 2.000% Due 06/15/2022	1,175,000	1,166,393
FHLMC Step-up*, 2.050% Due 06/21/2022	2,910,000	2,890,171
FHLMC Step-up*, 2.000% Due 07/18/2022	1,600,000	1,585,970
FHLMC Step-up*, 3.000% Due 06/28/2023	1,500,000	1,500,599
FHLMC Step-up*, 2.125% Due 09/29/2022	1,000,000	990,916
FHLMC Step-up*, 2.150% Due 10/27/2022	1,200,000	1,190,381
8.6% – Total United States Government Agency Obligations		$10,802,713
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Series 4009 Class PA, 2.000% Due 06/15/2041	1,236,345	1,201,476
FHLMC Series 4287 Class AB, 2.000% Due 12/15/2026	732,221	715,773
FHLMC Pool G18642, 3.500% Due 04/01/2032	3,147,129	3,189,576
FHLMC Pool J12635, 4.000% Due 07/01/2025	108,442	111,239

Fixed Income Securities	Face Value	Fair Value
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.285% Due 12/01/2041	268,666	$272,908
FNMA Pool 1106, 3.000% Due 07/01/2032	968,721	963,702
FNMA Pool 465973, 3.590% Due 10/01/2020	2,739,365	2,772,261
FNMA Pool 833200, 5.500% Due 09/01/2035	613,287	660,795
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	723,911	705,434
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	1,385,394	1,398,343
GNMA Pool 726475, 4.000% Due 11/15/2024	166,891	170,915
GNMA Pool 728920, 4.000% Due 12/15/2024	217,701	222,952
9.8% – Total United States Government Agency Obligations – Mortgage Backed Securities		$12,385,374
Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue 2.668% Due 04/01/2021	820,000	816,236
0.7% Total Taxable Municipal Bonds		$816,236
Total Fixed Income Securities 91.8%		$115,652,466
(Identified Cost $117,288,060)
Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	8,713,755	8,713,755
Total Cash Equivalents 6.9%		$8,713,755
(Identified Cost $8,713,755)
Total Portfolio Value 98.7%		$124,366,221
(Identified Cost $126,001,815)
Other Assets in Excess of Liabilities 1.3%		$1,562,899
Total Net Assets: 100.0%		$125,929,120

The accompanying notes are an integral part of these financial statements.

21

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2018

Futures Contracts	Long Contracts	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 expiring March 2019 (50 units per contract)	996	$(10,456,935)
(Notional Value of $124,841,130)
*	Variable Rate Security; the rate shown is as of December 31, 2018.
**	Variable Rate Security; as of December 31, 2018, the 7 day annualized yield was 2.32%.
(a)	144a Securities. The total fair value of such securities as of December 31, 2018 was $1,411,510 and represented 1.12% of net assets.
-	BP AMI Leasing Inc. was purchased on September 27, 2018 for $1,423,716; price on December 31, 2018 was $100.822.
(b)	Held as collateral by RJ O’Brien for futures contracts.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$141,038,351	$137,558,650	$215,861,283	$124,366,221
Due from Broker	—	—	—	24,604
Variation Margin Receivable	—	—	—	956,160
Interest Receivable	1,065,380	951,827	1,501,239	1,000,760
Fund Shares Sold Receivable	32,655	13,526	13,065	75,000
Receivable for Mortgage-backed Securities Paydowns	1,014	1,088	1,088	—
Total Assets	$142,137,400	$138,525,091	$217,376,675	$126,422,745
Liabilities:
Accrued Management Fee	$30,284	$29,165	$45,997	$38,160
Due to Custodian	—	—	—	455,465
Fund Shares Redeemed Payable	81,577	78,621	83,265	—
Total Liabilities	$111,861	$107,786	$129,262	$493,625
Net Assets	$142,025,539	$138,417,305	$217,247,413	$125,929,120
Net Assets Consist of:
Paid in Capital	$144,304,718	$140,305,745	$220,868,137	$138,015,705
Accumulated Earnings/(Deficit)	(2,279,179)	(1,888,440)	(3,620,724)	(12,086,585)
Net Assets	$142,025,539	$138,417,305	$217,247,413	$125,929,120
Pricing of Class I Shares
Net assets applicable to Class I Shares	$142,024,525	$138,416,288	$217,246,391	$125,929,120
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,593,409	9,063,697	14,020,988	8,860,271
Net Asset Value, Offering price and redemption price	$14.80	$15.27	$15.49	$14.21
Pricing of Class F Shares
Net assets applicable to Class F Shares	$1,014	$1,017	$1,022	n/a
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	68	66	65	n/a
Net Asset Value, Offering price and redemption price	$14.91	$15.39	$15.61	n/a
*Identified Cost of Investment Securities	$142,824,145	$139,266,911	$218,798,880	$126,001,815

(a)	NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ended 12/31/2018	Year Ended 12/31/2018	Year Ended 12/31/2018	Year Ended 12/31/2018
Investment Income:
Interest	$3,429,580	$3,743,293	$5,940,845	$3,217,128
Dividends	34,875	99,228	128,395	65,325
Total Investment Income	$3,464,455	$3,842,521	$6,069,240	$3,282,453
Expenses:
Gross Management Fee	$439,700	$396,503	$623,186	$488,551
Distribution Fee	1	1	1	—
Management Fee Waiver (Note #4)	(76,643)	(69,016)	(108,654)	—
Net Expenses	$363,058	$327,488	$514,533	$488,551
Net Investment Income	$3,101,397	$3,515,033	$5,554,707	$2,793,902
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$(189,216)	$(93,901)	$(442,426)	$(280,061)
Net Realized Gain from Futures Contracts	—	—	—	2,002,075
Net Change in Unrealized (Loss) on Investments	(1,233,884)	(2,758,989)	(4,728,685)	(1,230,046)
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	(11,034,616)
Net Gain/(Loss) on Investments	$(1,423,100)	$(2,852,890)	$(5,171,111)	$(10,542,648)
Net Change in Net Assets from Operations	$1,678,297	$662,143	$383,596	$(7,748,746)

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS
December 31, 2018

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
Operations:
Net Investment Income	$3,101,397	$2,202,918	$3,515,033	$2,630,199	$5,554,707	$3,835,863	$2,793,902	$1,794,400
Net Realized Gain (Loss) from Security Transactions	(189,216)	18,232	(93,901)	367,955	(442,426)	381,659	(280,061)	(173,129)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	2,002,075	20,712,938
Net Change in Unrealized Gain (Loss) on Investments	(1,233,884)	(96,553)	(2,758,989)	418,852	(4,728,685)	1,519,502	(1,230,046)	42,695
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	(11,034,616)	1,544,201
Net Change in Net Assets from Operations	$1,678,297	$2,124,597	$662,143	$3,417,006	$383,596	$5,737,024	$(7,748,746)	$23,921,105
Distributions to Shareholders:(a)
From Class I	$(3,259,834)	$(2,306,918)	$(3,641,134)	$(2,678,079)	$(5,829,361)	$(4,183,560)	$(9,131,225)	$(24,481,780)
From Class F	(6)	—	(8)	—	(8)	—	n/a	n/a
Net Change in Net Assets from Capital Share Transactions	$(3,259,840)	$(2,306,918)	$(3,641,142)	$(2,958,321)	$(5,829,369)	$(4,183,560)	$(9,131,225)	$(24,481,780)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$41,303,874	$51,043,212	$31,235,691	$30,563,616	$62,044,275	$70,962,697	$3,957,689	$12,189,279
Proceeds From Subscriptions-in-Kind	—	—	—	—	—	21,899,732	—	—
Net Asset Value of Shares Issued on Reinvestment of Distributions	787,543	587,804	509,317	343,443	3,465,169	2,226,415	9,131,111	24,481,738
Payments for Shares Redeemed	(37,682,677)	(36,624,555)	(16,885,158)	(15,538,392)	(44,034,870)	(12,114,574)	(8,263,660)	(8,309,846)
Net Increase from Class I share capital transactions	4,408,740	15,006,461	14,859,850	15,368,667	21,474,574	82,974,270	4,825,140	28,361,171
From Class F
Proceeds from shares sold	1,000	—	1,000	—	1,000	—	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Distributions	6	—	8	—	8	—	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	—	—	n/a	n/a
Net Increase from Class F share capital transactions	1,006	—	1,008	—	1,008	—	—	—
Net Change in Net Assets	$2,828,203	$14,824,140	$11,881,859	$15,827,352	$16,029,809	$84,527,734	$(12,054,831)	$27,800,496
Net Assets at Beginning of Year	$139,197,336	$124,373,196	$126,535,446	$110,708,094	$201,217,604	$116,689,870	$137,983,951	$110,183,455
Net Assets at End of Year	$142,025,539	$139,197,336	$138,417,305	$126,535,446	$217,247,413	$201,217,604	$125,929,120	$137,983,951

(a)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended December 31, 2017, distributions to shareholders for the Short Duration Bond Fund consisted of $2,306,918 from net investment income; for the Intermediate Bond Fund, $2,678,079 from net investment income and $280,242 from net realized gain from security transactions; for the Core Bond Fund, $4,027,445 from net investment income and $156,115 from net realized gain from security transactions; and for the Enhanced Return Fund, $1,827,796 from net investment income and $22,653,984 from net realized gain from security transactions. For the year ended December 31, 2017, Accumulated Net Investment Income for the Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund was $10,227, $36,270, $27,203 and $26,721, respectively.

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$14.96	$14.98	$14.96	$15.05	$15.03
Operations:
Net Investment Income	0.31	0.24	0.21	0.17	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	(0.14)	(0.01)	0.04	(0.07)	0.04
Total Operations	$0.17	$0.23	$0.25	$0.10	$0.22
Distributions:
Net Investment Income	(0.33)	(0.25)	(0.23)	(0.19)	(0.20)
Return of Capital(a)	—	—	(0.00)	(0.00)	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.33)	$(0.25)	$(0.23)	$(0.19)	$(0.20)
Net Asset Value, end of year	$14.80	$14.96	$14.98	$14.96	$15.05
Total Return(b)	1.16%	1.54%	1.68%	0.67%	1.44%
Net Assets, end of year (millions)	$142.03	$139.20	$124.37	$108.08	$78.27
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.06%	1.53%	1.32%	1.07%	1.14%
Ratio of Net Investment Income to average net assets after Waiver	2.11%	1.59%	1.38%	1.14%	1.20%
Portfolio Turnover Rate	39.88%	48.04%	73.88%	42.30%	42.41%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2019. (Note #4)

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$14.79
Operations:
Net Investment Income	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	0.02
Total Operations	$0.20
Distributions:
Net Investment Income	(0.08)
Net Realized Capital Gains	—
Total Distributions	$(0.08)
Net Asset Value, end of year	$14.91
Total Return(b)	1.37%
Net Assets, end of year (millions)	$0.001
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.55%
Ratio of expenses to average net assets after Waiver	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.06%
Ratio of Net Investment Income to average net assets after Waiver	1.21%
Portfolio Turnover Rate	39.88%

(a)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net management fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a net distribution fee of 0.15%. The Adviser intends these fee waivers to be permanent, although the Adviser retains the right to remove the waivers after April 30, 2019. (Note #4). Ratios are not annualized.

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$15.63	$15.56	$15.41	$15.61	$15.40
Operations:
Net Investment Income	0.41	0.35	0.34	0.33	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	(0.35)	0.11	0.18	(0.19)	0.29
Total Operations	$0.06	$0.46	$0.52	$0.14	$0.66
Distributions:
Net Investment Income	(0.42)	(0.36)	(0.36)	(0.34)	(0.39)
Return of Capital(a)	—	—	—	(0.00)	—
Net Realized Capital Gains	—	(0.03)	(0.01)	—	(0.06)
Total Distributions	$(0.42)	$(0.39)	$(0.37)	$(0.34)	$(0.45)
Net Asset Value, end of year	$15.27	$15.63	$15.56	$15.41	$15.61
Total Return(b)	0.42%	2.99%	3.37%	0.90%	4.31%
Net Assets, end of year (millions)	$138.42	$126.54	$110.71	$104.36	$79.64
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.61%	2.19%	2.12%	2.06%	2.30%
Ratio of Net Investment Income to average net assets after Waiver	2.66%	2.25%	2.18%	2.13%	2.36%
Portfolio Turnover Rate	39.66%	40.37%	50.71%	32.75%	34.31%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2019. (Note #4)

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$15.25
Operations:
Net Investment Income	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	0.04
Total Operations	$0.26
Distributions:
Net Investment Income	(0.12)
Net Realized Capital Gains	—
Total Distributions	$(0.12)
Net Asset Value, end of year	$15.39
Total Return(b)	1.72%
Net Assets, end of year (millions)	$0.001
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.55%
Ratio of expenses to average net assets after Waiver	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.46%
Portfolio Turnover Rate	39.66%

(a)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net management fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a net distribution fee of 0.15%. The Adviser intends these fee waivers to be permanent, although the Adviser retains the right to remove the waivers after April 30, 2019. (Note #4). Ratios are not annualized.

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$15.91	$15.73	$15.63	$15.98	$15.43
Operations:
Net Investment Income	0.40	0.37	0.39	0.39	0.40
Net Realized and Unrealized Gains/(Losses) on Securities	(0.40)	0.21	0.19	(0.21)	0.63
Total Operations	$(0.00)	$0.58	$0.58	$0.18	$1.03
Distributions:
Net Investment Income	(0.42)	(0.39)	(0.40)	(0.42)	(0.43)
Return of Capital(a)	—	—	(0.00)	(0.00)	—
Net Realized Capital Gains	—	(0.01)	(0.08)	(0.11)	(0.05)
Total Distributions	$(0.42)	$(0.40)	$(0.48)	$(0.53)	$(0.48)
Net Asset Value, end of year	$15.49	$15.91	$15.73	$15.63	$15.98
Total Return(b)	0.13%	3.72%	3.67%	1.16%	6.79%
Net Assets, end of year (millions)	$217.25	$201.22	$116.69	$86.90	$74.82
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.62%	2.29%	2.34%	2.39%	2.46%
Ratio of Net Investment Income to average net assets after Waiver	2.67%	2.35%	2.40%	2.46%	2.52%
Portfolio Turnover Rate	39.62%	31.42%	42.29%	29.51%	28.30%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2019. (Note #4)

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$15.41
Operations:
Net Investment Income	0.23
Net Realized and Unrealized Gains/(Losses) on Securities	0.10
Total Operations	$0.33
Distributions:
Net Investment Income	(0.13)
Net Realized Capital Gains	—
Total Distributions	$(0.13)
Net Asset Value, end of year	$15.61
Total Return(b)	2.14%
Net Assets, end of year (millions)	$0.001
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.55%
Ratio of expenses to average net assets after Waiver	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.44%
Portfolio Turnover Rate	39.62%

(a)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net management fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a net distribution fee of 0.15%. The Adviser intends these fee waivers to be permanent, although the Adviser retains the right to remove the waivers after April 30, 2019. (Note #4). Ratios are not annualized.

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$16.27	$16.28	$15.17	$15.82	$16.27
Operations:
Net Investment Income	0.35	0.26	0.18	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Securities	(1.32)	3.21	1.76	0.07	2.21
Total Operations	$(0.97)	$3.47	$1.94	$0.22	$2.37
Distributions:
Net Investment Income	(0.35)	(0.26)	(0.21)	(0.17)	(0.17)
Return of Capital(a)	—	—	—	(0.00)	—
Net Realized Capital Gains	(0.74)	(3.22)	(0.62)	(0.70)	(2.65)
Total Distributions	$(1.09)	$(3.48)	$(0.83)	$(0.87)	$(2.82)
Net Asset Value, end of year	$14.21	$16.27	$16.28	$15.17	$15.82
Total Return(b)	(6.06)%	21.39%	12.89%	1.34%	14.42%
Net Assets, end of year (millions)	$125.93	$137.98	$110.18	$97.95	$97.15
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	2.00%	1.45%	1.16%	0.91%	0.93%
Portfolio Turnover Rate	73.00%	40.40%	65.13%	57.75%	56.32%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

1)    Organization:

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

Effective May 1, 2018, the Bond Funds each added a share class, Class F Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.

2)    Summary of Significant Accounting Policies:

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.

New Accounting Pronouncement:

On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration for entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2018 was $138,801,324. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Loss on futures contracts, as of December 31, 2018, was $10,456,935. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2018, RJ O’Brien holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of $7,286,046. Variation margin receivable on futures contracts as of December 31, 2018 was $956,160.

33

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

2)    Summary of Significant Accounting Policies:, continued

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2018, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.

The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2018.

Liabilities:

Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
				Financial Instruments	Cash Collateral Pledged/ Received	Net Amount
Futures Contracts	$956,160	$—	$956,160	$956,160*	$—	$—
Total	$956,160	$—	$956,160	$956,160*	$—	$—

*	The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged. This represents the variation margin amount, not the balance on the Portfolio of Investments.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Federal Income Tax:

The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2018 for the Short Duration, Intermediate, and Core Bond Funds, and the 12 months ended October 31, 2018 for the Enhanced Return Fund) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2018:

	Short Duration Fund	Intermediate Fund	Core Fund	Enhanced Return Fund
Cost of Portfolio Investments	$142,824,145	139,269,548	218,798,880	126,010,390
Gross unrealized appreciation	66,831	528,930	1,125,745	80,670
Gross unrealized depreciation	(1,852,627)	(2,239,828)	(4,063,994)	(1,724,840)
Net unrealized depreciation	(1,785,796)	(1,710,898)	(2,938,249)	(1,644,170)
Undistributed ordinary income	—	10,876	14,663	—
Other Accumulated Losses	(493,383)	(188,418)	(697,138)	(10,442,415)
Accumulated Earnings/(Deficits)	(2,279,179)	(1,888,440)	(3,620,724)	(12,086,585)

34

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

2)    Summary of Significant Accounting Policies:, continued

The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales. As of December 31, 2018, the Enhanced Return Fund deferred post-October losses in the amount of $10,442,415.

As of December 31, 2018, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which are not subject to expiration are as follows:

	Long-term	Short-term	Total
Short Duration:	$330,112	$163,271	$493,383
Intermediate:	81,828	106,590	188,418
Core:	250,572	446,566	697,138

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

Allocations between Classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(8,399)	$8,399
Intermediate Bond Fund	—	—
Core Bond Fund	—	—
Enhanced Return Fund	(14,647)	14,647

35

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

2)    Summary of Significant Accounting Policies:, continued

Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.

The tax character of the distributions paid as of December 31, 2018 is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Total Distributions Paid
Short Duration Bond Fund	2017	2,306,918	—	2,306,918
	2018	3,259,840	—	3,259,840
Intermediate Bond Fund	2017	2,678,079	280,242	2,958,321
	2018	3,637,579	3,563	3,641,142
Core Bond Fund	2017	4,027,445	156,115	4,183,560
	2018	5,821,958	7,411	5,829,369
Enhanced Return Fund	2017	10,973,814	13,507,966	24,481,780
	2018	5,441,277	3,689,948	9,131,225

*  — Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)    Security Valuation and Transactions:

The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

36

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)    Security Valuation and Transactions:, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

37

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)    Security Valuation and Transactions:, continued

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2018:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$95,886,196	$—	$95,886,196
Certificates of Deposit	—	248,288	—	248,288
U.S. Treasury Obligations	—	9,676,694	—	9,676,694
U.S. Agency Obligations	—	16,519,729	—	16,519,729
U.S. Agency Obligations – Mortgage-Backed	—	14,201,072	—	14,201,072
Taxable Municipal Bonds	—	1,418,858	—	1,418,858
Cash Equivalents	3,087,514	—	—	3,087,514
Total	$3,087,514	$137,950,837	$—	$141,038,351

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$73,119,909	—	$73,119,909
Certificates of Deposit	—	248,288	—	248,288
U.S. Treasury Obligations	—	28,564,608	—	28,564,608
U.S. Agency Obligations	—	10,223,157	—	10,223,157
U.S. Agency Obligations – Mortgage-Backed	—	15,763,934	—	15,763,934
Taxable Municipal Bonds	—	7,727,066	—	7,727,066
Preferred Stocks	1,427,778	—	—	1,427,778
Cash Equivalents	483,910	—	—	483,910
Total	$1,911,688	$135,646,962	$—	$137,558,650

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$103,525,543	$—	$103,525,543
Certificates of Deposit	—	248,288	—	248,288
U.S. Treasury Obligations	—	44,565,939	—	44,565,939
U.S. Agency Obligations	—	13,526,023	—	13,526,023
U.S. Agency Obligations – Mortgage-Backed	—	41,850,654	—	41,850,654
Taxable Municipal Bonds	—	10,112,176	—	10,112,176
Preferred Stocks	1,978,720	—	—	1,978,720
Cash Equivalents	53,940	—	—	53,940
Total	$2,032,660	$213,828,623	$—	$215,861,283

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$84,113,809	$—	$84,113,809
Certificates of Deposit	—	248,288	—	248,288
U.S. Treasury Obligations	—	7,286,046	—	7,286,046
U.S. Agency Obligations	—	10,802,713	—	10,802,713
U.S. Agency Obligations – Mortgage-Backed	—	12,385,374	—	12,385,374
Taxable Municipal Bonds	—	816,236	—	816,236
Cash Equivalents	8,713,755	—	—	8,713,755
Sub-Total	$8,713,755	$115,652,466	$—	$124,366,221
Other Financial Instruments**	(10,456,935)	—	—	(10,456,935)
Total	$(1,743,180)	$115,652,466	$—	$113,909,286

*	See Portfolio of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

38

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

3)    Security Valuation and Transactions:, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.

4)    Investment Advisory Agreement:

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.

The Adviser received management fees for the year ended December 31, 2018 as indicated below. Effective May 1, 2018, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%. For the Bond Funds F share classes, the Adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. This is a change in the effective fee ratio from the prior period (May 1, 2017 to April 30, 2018) of 0.243%. The Adviser has the right to remove this fee waiver any time after April 30, 2019, and is not subject to recoupment.

For the year ended December 31, 2018, information regarding fees was as follows:

Fund	Management Fee	Management Fee Waiver	Effective Management Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.050%	0.250%	$363,058	$76,643	$30,284
Intermediate Bond Fund	0.30%	0.050%	0.250%	327,488	69,016	29,165
Core Bond Fund	0.30%	0.050%	0.250%	514,533	108,654	45,997
Enhanced Return Fund	0.35%	—	0.35%	488,551	—	38,160

5)    Related Party Transactions:

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $48,000 for the year ended December 31, 2018, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2018, Covenant Trust Company, owned in aggregate 54.41% of the Short Duration Bond Fund, Class I Shares; 61.91% of the Intermediate Bond Fund, Class I Shares; and 38.93% of the Core Bond Fund, Class I Shares. As of December 31, 2018, client accounts held by the Adviser owned in aggregate 100% of the Short Duration Bond Fund, Class F shares; 100% of the Intermediate Bond Fund, Class F Shares; and 100% of the Core Bond Fund, Class F Shares. As of December 31, 2018, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 91.60% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.

39

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

6)    Purchases and Sales of Securities:

For the year ended December 31, 2018, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$45,461,649	$34,673,748	$16,539,248	$17,074,590
Intermediate Bond Fund	29,665,527	19,991,640	27,830,153	22,939,103
Core Bond Fund	66,905,116	49,357,036	40,553,135	30,547,847
Enhanced Return Fund	36,758,811	40,763,036	51,285,986	55,625,073

7)    Capital Share Transactions:

As of December 31, 2018, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund
	Class I Shares Year Ended		Class F Shares* Year Ended
	12/31/2018	12/31/2017	12/31/2018
Issued	2,783,205	3,397,743	67
Reinvested	53,186	39,159	1
Redeemed	(2,544,945)	(2,437,114)	—
Change in shares outstanding	291,446	999,788	68
Shares outstanding, beginning of period	9,301,963	8,302,175	—
Shares outstanding, end of period	9,593,409	9,301,963	68

	Intermediate Bond Fund
	Class I Shares Year Ended		Class F Shares* Year Ended
	12/31/2018	12/31/2017	12/31/2018
Issued	2,038,813	1,950,160	65
Reinvested	33,356	21,939	1
Redeemed	(1,103,813)	(993,716)	—
Change in shares outstanding	968,356	978,383	66
Shares outstanding, beginning of period	8,095,341	7,116,958	—
Shares outstanding, end of period	9,063,697	8,095,341	66

40

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

7)    Capital Share Transactions:, continued

	Core Bond Fund
	Class I Shares Year Ended		Class F Shares* Year Ended
	12/31/2018	12/31/2017	12/31/2018
Issued	3,996,991	4,466,903	64
Issued for Subscriptions-in-kind	224,176	1,384,845	—
Reinvested	—	140,131	1
Redeemed	(2,848,914)	(762,198)	—
Change in shares outstanding	1,372,253	5,229,681	65
Shares outstanding, beginning of period	12,648,735	7,419,054	—
Shares outstanding, end of period	14,020,988	12,648,735	65

	Enhanced Return Fund
	Year Ended
	12/31/2018	12/31/2017
Issued	245,529	669,109
Reinvested	625,192	1,493,455
Redeemed	(492,207)	(448,604)
Change in shares outstanding	378,514	1,713,960
Shares outstanding, beginning of period	8,481,757	6,767,797
Shares outstanding, end of period	8,860,271	8,481,757

*	Effective date for Class F shares was May 1, 2018.

8)    Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

41

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2018

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2018 and held through December 31, 2018.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 – December 31, 2018
Short Duration Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,000.00	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,004.06	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,000.00	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,003.60	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,000.97	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,004.52	$2.03
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Enhanced Return Fund
Actual Fund Return	$1,000.00	$935.62	$1.65
Hypothetical Return	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.25% (I shares, and 0.40% (F shares), and for the Enhanced Return Fund, the expense ratio is 0.35%.

42

ADDITIONAL INFORMATION
December 31, 2018

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that our audits provide a reasonable basis for our opinion. We have served as the Funds’ auditor since 2004.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2019

44

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (76) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	9	None
Independent Trustees
Ronald H. McSwain (76) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (76) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (53) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	9	None
Dr. Jeri B. Ricketts (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	9	None

45

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (60) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (47) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

46

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the code of ethics was not amended.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Not applicable.

(f)        The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2017	$74,800.00
FY 2018	$77,500.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2017	$5,600.00	$9,500.00
FY 2018	$5,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2017	$27,500.00	$0.00
FY 2018	$27,500.00	$0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2017	$0.00	$0.00
FY 2018	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2017	$27,500.00	$0.00
FY 2018	$27,500.00	$0.00

(h)        Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 8, 2019, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b)     Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 8, 2019

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 8, 2019

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